Exhibit 10.1

EXECUTION COPY

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

as Issuing Entity

and

CITIBANK, N.A.

as Indenture Trustee

SERIES 2017-1 INDENTURE SUPPLEMENT

dated as of June 28, 2017

to

INDENTURE

dated as of November 2, 2011

i

EXHIBITS

EXHIBIT A-1	FORM OF SERIES 2017-1 NOTE, CLASS A

EXHIBIT A-2	FORM OF SERIES 2017-1 NOTE, CLASS B

EXHIBIT A-3	FORM OF SERIES 2017-1 NOTE, CLASS C

EXHIBIT A-4	FORM OF SERIES 2017-1 NOTE, CLASS D

EXHIBIT B	FORM OF MONTHLY SERVICER AND SETTLEMENT CERTIFICATE

ii

This SERIES 2017-1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), by and between NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, a statutory trust created under the laws of the State of Delaware (the “Issuing Entity”), and CITIBANK, N.A., a national banking association, as Indenture Trustee, is made and entered into as of June 28, 2017.

Pursuant to this Indenture Supplement, the Issuing Entity shall create a new Series of Notes and shall specify the principal terms thereof.

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01 Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(1) the capitalized terms used in this Indenture Supplement shall have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other capitalized terms used but not defined herein which are defined in Part I of Appendix A to the Pooling and Servicing Agreement, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Indenture Supplement to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

(6) except as expressly provided herein, each capitalized term defined herein shall relate only to the Series 2017-1 Notes and no other Series of Notes issued by the Issuing Entity; and

(7) “including” and words of similar import shall be deemed to be followed by “without limitation.”

“Accumulation Period” means the period from and including the Accumulation Period Commencement Date to but excluding the earlier of (i) the beginning of an Early Redemption Period or (ii) the Series 2017-1 Termination Date.

“Accumulation Period Commencement Date” means the date determined by the Servicer pursuant to Section 3.05; provided, however, that, if on the Specified Accumulation Period Commencement Date or on any date after the Specified Accumulation Period Commencement Date any other outstanding series of notes issued pursuant to the Indenture shall have entered into an early redemption period as defined for such other series of notes and the Accumulation Period Commencement Date has not occurred, the Accumulation Period Commencement Date shall be the date that such other outstanding series of notes shall have entered into an early redemption period.

“Accumulation Period Length” means the number of Due Periods (rounded up to the nearest whole number) from the Accumulation Period Commencement Date to the last day of the Due Period immediately preceding the Expected Principal Distribution Date.

“Aggregate Receivables Balance” means, as of any date of determination, the aggregate principal amount of the Dealer Notes held by the Issuing Entity as of such date.

“Aggregate Trust Balance” means, as of any date of determination, the sum of the Aggregate Receivables Balance plus the amount on deposit in the Excess Funding Account as of such date.

“Calculation Agent” is defined in Section 3.08.

“Cash Collateral Percentage” means, with respect to any Transfer Date, the percentage equivalent of a fraction equal to (a) the sum of the amount on deposit in the Excess Funding Account and in each of the principal funding accounts with respect to each series of notes issued pursuant to the Indenture over (b) the sum of (i) the Outstanding Principal Amount of the Series 2017-1 Notes and the outstanding principal amount of each other series of notes issued pursuant to the Indenture, (ii) the Series 2017-1 Target Overcollateralization Amount and the target overcollateralization amount specified for each other series of notes issued under the Indenture, and (iii) the Series 2017-1 Required Excess Seller’s Interest and the required excess seller’s interest for each other series of notes issued under the Indenture.

“Class A Interest Rate” means, with respect to any Interest Period, a rate per annum equal to LIBOR, as determined by the Calculation Agent on the LIBOR Determination Date with respect to such Interest Period, plus 0.78%.

“Class A Monthly Interest” is defined in Section 3.01.

“Class A Nominal Liquidation Amount” means, at any time, an amount equal to:

(i)	the Class A Outstanding Principal Amount;

(ii)	minus the reductions to the Class A Nominal Liquidation Amount pursuant to Section 3.03(b) on or prior to such date of determination;

(iii)	plus the reinstatements of the Class A Nominal Liquidation Amount pursuant to Section 3.03(d) on or prior to such date of determination;

(iv)	minus the amount (other than investment earnings) then on deposit in the Series 2017-1 Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) up to the amount that would reduce the Class A Nominal Liquidation Amount to zero;

provided, however, the Class A Nominal Liquidation Amount may never be greater than the Class A Outstanding Principal Amount or less than zero.

“Class A Notes” means the $211,330,000 Class A Floating Rate Dealer Note Asset Backed Notes, Series 2017-1.

“Class A Outstanding Principal Amount” equals the aggregate initial outstanding principal amount of the Class A Notes, minus any principal payments made to holders of the Class A Notes.

“Class B Interest Rate” means, with respect to any Interest Period, a rate per annum equal to LIBOR, as determined by the Calculation Agent on the LIBOR Determination Date with respect to such Interest Period, plus 1.25%.

“Class B Monthly Interest” is defined in Section 3.01.

“Class B Nominal Liquidation Amount” means, at any time, an amount equal to:

(i)	the Class B Outstanding Principal Amount;

(ii)	minus the reductions to the Class B Nominal Liquidation Amount pursuant to Section 3.03(b) on or prior to such date of determination;

(iii)	plus the reinstatements of the Class B Nominal Liquidation Amount pursuant to Section 3.03(d) on or prior to such date of determination;

(iv)	minus the amount (other than investment earnings) then on deposit in the Series 2017-1 Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) in excess of the amount allocated to the Class A Nominal Liquidation Amount up to the amount that would reduce the Class B Nominal Liquidation Amount to zero;

provided, however, the Class B Nominal Liquidation Amount may never be greater than the Class B Outstanding Principal Amount or less than zero.

“Class B Notes” means the $13,120,000 Class B Floating Rate Dealer Note Asset Backed Notes, Series 2017-1.

“Class B Outstanding Principal Amount” equals the aggregate initial outstanding principal amount of the Class B Notes, minus any principal payments made to holders of the Class B Notes.

“Class C Interest Rate” means, with respect to any Interest Period, a rate per annum equal to LIBOR, as determined by the Calculation Agent on the LIBOR Determination Date with respect to such Interest Period, plus 1.55%.

“Class C Monthly Interest” is defined in Section 3.01.

“Class C Nominal Liquidation Amount” means, at any time, an amount equal to:

(i)	the Class C Outstanding Principal Amount,

(ii)	minus the reductions to the Class C Nominal Liquidation Amount pursuant to Section 3.03(b) on or prior to such date of determination;

(iii)	plus the reinstatements of the Class C Nominal Liquidation Amount pursuant to Section 3.03(d) on or prior to such date of determination;

(iv)	minus the amount (other than investment earnings) then on deposit in the Series 2017-1 Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) in excess of the amount allocated to the Class A Nominal Liquidation Amount and the Class B Nominal Liquidation Amount up to the amount that would reduce the Class C Nominal Liquidation Amount to zero;

provided, however, the Class C Nominal Liquidation Amount may never be greater than the Class C Outstanding Principal Amount or less than zero.

“Class C Notes” means the $11,740,000 Class C Floating Rate Dealer Note Asset Backed Notes, Series 2017-1.

“Class C Outstanding Principal Amount” equals the aggregate initial outstanding principal amount of the Class C Notes, minus any principal payments made to holders of the Class C Notes.

“Class D Interest Rate” means, with respect to any Interest Period, a rate per annum equal to LIBOR, as determined by the Calculation Agent on the LIBOR Determination Date with respect to such Interest Period, plus 2.30%.

“Class D Monthly Interest” is defined in Section 3.01.

“Class D Nominal Liquidation Amount” means, at any time, an amount equal to:

(i)	the Class D Outstanding Principal Amount,

(ii)	minus the reductions to the Class D Nominal Liquidation Amount pursuant to Section 3.03(b) on or prior to such date of determination;

(iii)	plus the reinstatements of the Class D Nominal Liquidation Amount pursuant to Section 3.03(d) on or prior to such date of determination;

(iv)	minus the amount (other than investment earnings) then on deposit in the Series 2017-1 Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) in excess of the amount allocated to the Class A Nominal Liquidation Amount, the Class B Nominal Liquidation Amount and the Class C Nominal Liquidation Amount up to the amount that would reduce the Class D Nominal Liquidation Amount to zero;

provided, however, the Class D Nominal Liquidation Amount may never be greater than the Class D Outstanding Principal Amount or less than zero.

“Class D Notes” means the $13,810,000 Class D Floating Rate Dealer Note Asset Backed Notes, Series 2017-1.

“Class D Outstanding Principal Amount” equals the aggregate initial outstanding principal amount of the Class D Notes, minus any principal payments made to holders of the Class D Notes.

“Collateral Amount” means, with respect to the Series 2017-1 Notes, the Series 2017-1 Collateral Amount.

“Controlling Class” means, with respect to the Series 2017-1 Notes, the Series 2017-1 Controlling Class.

“Distribution Date” means the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day commencing July 25, 2017.

“Early Redemption Events” means, with respect to the Series 2017-1 Notes, each of the following:

(A)	failure on the part of the Depositor (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement within five Business Days after the date due or (ii) to observe or perform in any material respect any other material covenants or agreements of the Depositor therein, which failure has a material adverse effect on the Series 2017-1 Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Depositor by the Indenture Trustee or to the Depositor and the Indenture Trustee by any Holder of the Series 2017-1 Notes;

(B)

any representation or warranty made by the Depositor pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of Dealer Notes delivered thereunder shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Depositor by the Indenture Trustee or to the Depositor and the Indenture Trustee by any Holder of the Series 2017-1 Notes and as a result of which the interests of the Series 2017-1 Noteholders are materially and adversely affected; provided, however, that an Early Redemption Event shall not be deemed to occur if the Depositor has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing Agreement;

(C)	any of the Depositor, Navistar, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Depositor, Navistar, NIC or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Depositor, Navistar, NIC or NFC shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Depositor, Navistar, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)	any order for relief against any of the Depositor, Navistar, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Depositor, Navistar, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Depositor, Navistar, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)	the Depositor shall become legally unable for any reason to transfer Dealer Notes to the Issuing Entity in accordance with the provisions of the Pooling and Servicing Agreement;

(F)	on any Transfer Date, after giving effect to allocations to be made on that Transfer Date (including payments to be made on the related Distribution Date), the Series 2017-1 Target Overcollateralization Amount exceeds the Series 2017-1 Overcollateralization Amount; provided, however, that if such shortfall was caused by an increase in the Series 2017-1 Target Overcollateralization Amount as a result of the occurrence of an Excess Cash Collateral Event, there shall be a six month grace period to increase the Series 2017-1 Overcollateralization Amount to the required level;

(G)	any Servicer Termination Event shall occur (i) which would have a material adverse effect on the Series 2017-1 Noteholders and (ii) for which the Servicer has received a notice of termination;

(H)	the average Monthly Payment Rate for any three consecutive Due Periods is less than Monthly Payment Rate Trigger;

(I)	the Series 2017-1 Outstanding Principal Amount is not repaid by the Expected Principal Distribution Date;

(J)	the Issuing Entity becomes an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is not exempt from compliance with that Act;

(K)	the occurrence of an Event of Default under the Indenture;

(L)	the delivery by the Depositor to the Issuing Entity of a notice stating that the Depositor shall no longer continue to sell Dealer Notes to the Issuing Entity pursuant to the Pooling and Servicing Agreement commencing on the date specified in such notice;

(M)	at the end of any Due Period, the Seller’s Interest is reduced to an amount less than the Minimum Seller’s Interest and the Depositor has failed to assign additional Dealer Notes to the Issuing Entity or deposit cash into the Excess Funding Account, the Series 2017-1 Principal Funding Account or any other principal funding account with respect to any other series of notes issued pursuant to the Indenture in the amount of such deficiency within ten Business Days following the end of such Due Period; provided, however, that if such deficiency was caused by an increase in the Minimum Seller’s Interest as a result of the occurrence of an Excess Cash Collateral Event or an excess cash collateral event for any other series of notes issued under the Indenture, there shall be a six month grace period to increase the Seller’s Interest to the required level;

(N)	on any Determination Date, the quotient of (a) the sum of Dealer Note Losses for the related Due Period and the five immediately preceding Due Periods and (b) the sum of Principal Collections for the related Due Period and the five immediately preceding Due Periods, is greater than or equal to one and a half percent (1.5%);

(O)	failure on the part of Navistar to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required by the Interest Deposit Agreement to be made; and

(P)	upon an increase in the Spread Account Required Amount as a result of the average Monthly Payment Rate for any three consecutive Due Periods being less than the Monthly Payment Rate Enhancement Trigger, the amount on deposit in the Series 2017-1 Spread Account is less than the Spread Account Required Amount for five (5) consecutive Business Days.

In the case of any event described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to Series 2017-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2017-1 Noteholders holding Series 2017-1 Notes evidencing more than 50% of the Series 2017-1 Outstanding Principal Amount by written notice to the Depositor, the Servicer, the Issuing Entity and, if given by Series 2017-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice. In the case of any Early Redemption Event other than clauses (A), (B) or (G) described above, an Early Redemption Event with respect to the Series 2017-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2017-1 Noteholders immediately upon the occurrence of that event.

“Early Redemption Period” means the period from and including the date on which an Early Redemption Event occurs to but excluding the Series 2017-1 Termination Date.

“Eligible Deposit Account” means, so long as the Series 2017-1 Notes are outstanding, either:

(1)	a segregated account with an Eligible Institution; or

(2)	a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a credit rating from each Rating Agency (except with regard to Fitch Ratings, Inc.) in one of its generic rating categories which signifies investment grade and, so long as Fitch Ratings, Inc. is a Series 2017-1 Rating Agency, so long as any of the securities of such depository institution has a long-term unsecured debt rating of A or better by Fitch Ratings, Inc. (if rated by Fitch) or a certificate of deposit rating of F1 or better by Fitch Ratings, Inc. (if rated by Fitch).

“Eligible Institution” means, so long as the Series 2017-1 Notes are outstanding:

(1)	the corporate trust department of the Indenture Trustee; or

(2)	a depository institution organized under the laws of the United States or any one of the states thereof, or the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has either (A) a long-term unsecured debt rating of A2 or better by Moody’s and of AA- or better by Standard and Poor’s and, so long as Fitch Ratings, Inc. is a Series 2017-1 Rating Agency, of A or better by Fitch Ratings, Inc. or (B) a certificate of deposit rating of P-1 by Moody’s and A-1+ by Standard and Poor’s and, so long as Fitch Ratings, Inc. is a Series 2017-1 Rating Agency, of F1 or better by Fitch Ratings, Inc. and (b) whose deposits are insured by the FDIC.

“Excess Available Interest Amounts” means, with respect to any Due Period, either (i) the portion of Series 2017-1 Available Interest Amounts, if any, available after application pursuant to Section 3.01(a)(i) through (xii) or (ii) the amounts available to the Series 2017-1 Notes from the Notes of other Series in Excess Interest Sharing Group One that the applicable Indenture Supplements specify are to be treated as “Excess Available Interest Amounts.”

“Excess Available Principal Amounts” means, with respect to any Business Day, either (i) the sum of (A) the portion of Series 2017-1 Available Principal Amounts, if any, available after application pursuant to Section 3.02(a)(i) through (vi), plus (B) the amounts withdrawn from the Series 2017-1 Principal Funding Account pursuant to Section 3.13 and treated as “Excess Available Principal Amounts,” or (ii) the amounts available to the Series 2017-1 Notes from the Notes of other Series in Principal Sharing Group One that the applicable Indenture Supplements specify are to be treated as “Excess Available Principal Amounts” on the related Business Day.

“Excess Cash Collateral Event” shall be deemed to have occurred and be continuing if for any 18 consecutive Transfer Dates the Cash Collateral Percentage has exceeded the Excess Cash Collateral Trigger; provided, however, that an Excess Cash Collateral Event shall be deemed to have been cured if subsequent to the occurrence of the Excess Cash Collateral Event the Cash Collateral Percentage is less than Excess Cash Collateral Trigger for six consecutive Transfer Dates.

“Excess Cash Collateral Trigger” means 50%.

“Excess Interest Sharing Group One” means Series 2017-1 and each other Series of Notes specified in the related Indenture Supplement as being included in Excess Interest Sharing Group One.

“Expected Principal Distribution Date” means June 25, 2019.

“FATCA” means Sections 1471 through 1474 of the Code, commonly referred to as the Foreign Account Tax Compliance Act.

“FATCA Withholding Tax” means any withholding or deduction pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations or agreements thereunder or official interpretations thereof or any intergovernmental agreement between the United States and another jurisdiction facilitating the implantation thereof (or any law implementing such an intergovernmental agreement).

“Interest Period” means, with respect to any Distribution Date, the period from and including the preceding Distribution Date to but excluding that Distribution Date, or, in the case of the first Distribution Date, from and including the Issuance Date to but excluding such first Distribution Date.

“Issuance Date” means June 28, 2017.

“Legal Final Maturity Date” means June 27, 2022.

“LIBOR” means the interest rate determined by the Calculation Agent in accordance with the following provisions:

(1)	On each LIBOR Determination Date, LIBOR shall be determined on the basis of the offered rates for deposits in United States Dollars having a one month maturity, which appear on the LIBOR 01 Page as of 11:00 A.M., London time, on that LIBOR Determination Date. These posted offered rates are for value on the second Business Day after which dealings in deposits in United States Dollars are transacted in the London interbank market. If at least two of these offered rates appear on the LIBOR 01 Page, the rate for that LIBOR Determination Date shall be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of these offered rates as determined by the Calculation Agent. If fewer than two offered rates appear, LIBOR for that LIBOR Determination Date shall be determined as if the parties had specified the rate described in (2) below.

(2)	On any LIBOR Determination Date on which fewer than two offered rates appear on the LIBOR 01 Page as specified in (1) above, LIBOR shall be determined on the basis of the rates at which deposits in United States Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on that LIBOR Determination Date to prime banks in the London interbank market, having a one month maturity, those deposits commencing on the second London Business Day immediately following that LIBOR Determination Date and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in that market at that time. The Calculation Agent shall request the principal London office of each of those Reference Banks to provide a quotation of its rate. If at least two of those quotations are provided, LIBOR for that LIBOR Determination Date shall be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of those quotations. If fewer than two quotations are provided, LIBOR for that LIBOR Determination Date shall be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates quoted by three major banks in the City of New York selected by the Calculation Agent at approximately 11:00 A.M., New York City time, on that LIBOR Determination Date for loans in United States Dollars to leading European banks, having a one month maturity, those loans commencing on the second London Business Day immediately following that LIBOR Determination Date and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in that market at that time, provided, however, that if the banks in the City of New York selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to that LIBOR Determination Date shall be LIBOR in effect immediately prior to that LIBOR Determination Date.

“LIBOR Determination Date” means, for any Interest Period, the date which is two London Business Days prior to the start of that Interest Period.

“London Business Day” means a day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

“Mismatch Rate” means 1.27%.

“Monthly Payment Rate” means, on any Determination Date, the quotient of (1) the sum of Dealer Note Collections for the related Due Period and (2) the daily average Aggregate Receivables Balance during the related Due Period.

“Monthly Payment Rate Enhancement Trigger” means 20%.

“Monthly Payment Rate Trigger” means 16%.

“Nominal Liquidation Amount” means, with respect to the Series 2017-1 Notes, the Series 2017-1 Nominal Liquidation Amount.

“Nominal Liquidation Amount Deficit” means, with respect to the Series 2017-1 Notes as of any Transfer Date, the excess of the aggregate of the reallocations and reductions made pursuant to Section 3.03 on or prior to such Transfer Date, over the aggregate amount of all reinstatements pursuant to Section 3.03 on or prior to such Transfer Date.

“Noteholder FATCA Information” means, with respect to any Series 2017-1 Noteholder or Note Owner of a Series 2017-1 Note, information sufficient to eliminate the imposition of, or determine the amount of, FATCA Withholding Tax.

“Noteholder Tax Identification Information” means, with respect to any Noteholder or Note Owner, properly completed and signed tax certifications (generally, in the case of U.S. Federal Income Tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a “United States Person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a “United States Person” within the meaning of Section 7701(a)(30) of the Code).

“Offered Notes” shall mean the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, but excluding any Retained Notes.

“Overcollateralization Amount” means, with respect to the Series 2017-1 Notes, the Series 2017-1 Overcollateralization Amount.

“Overcollateralization Amount Deficit” means, with respect to the Series 2017-1 Notes as of any Transfer Date, the excess of the Series 2017-1 Target Overcollateralization Amount as of such Transfer Date over the Series 2017-1 Overcollateralization Amount as of such Transfer Date.

“Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, a “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, or an entity whose underlying assets include “plan assets” by reason of investment by an employee benefit plan or plan in such entity.

“Plan Fiduciary” means any fiduciary purchasing the Series 2017-1 Notes on behalf of a Plan.

“Pooling and Servicing Agreement” means the Pooling and Servicing Agreement, dated as of November 2, 2011, among the Depositor, the Servicer and the Issuing Entity, as amended and supplemented from time to time.

“Principal Sharing Group One” means Series 2017-1 and each other Series specified in the related Indenture Supplement as being included in Principal Sharing Group One.

“Qualified Institutional Buyer” is defined in Section 4.05(b)(i).

“Rating Agency Condition” means, with respect to the Series 2017-1, the Series 2017-1 Rating Agency Condition.

“Reference Banks” means the principal London offices of Bank of America, N.A. and Credit Suisse AG, London Branch.

“Regulation RR” means the regulations contained in 17 C.F.R. Part 246.

“Reinstatement Amount” is defined in Section 3.01(a)(viii).

“Required Negative Carry Account Balance” means (a) for any date during the Revolving Period when funds are on deposit or to be deposited into the Series 2017-1 Principal Funding Account, the greater of (i) the product of (A) the amount on deposit in the Series 2017-1 Principal Funding Account (after giving effect to any deposits or withdrawals to be made on such date), (B) the Mismatch Rate, and (C) 1/12 times the number of full months until the Expected Principal Distribution Date and (ii) 0.75% of the amount on deposit in the Series 2017-1 Principal Funding Account (after giving effect to any deposits or withdrawals to be made on such date) and (b) at all other times, zero.

“Required Seller’s Percentage” means 0%.

“Retained Note” shall mean any Series 2017-1 Note held by the Issuing Entity or a Person that is considered the same Person as the Issuing Entity for Federal income tax purposes until such time as such Series 2017-1 Note is transferred, for Federal income tax purposes, to a Person that is not the Issuing Entity or a Person that is considered the same Person as the Issuing Entity for Federal income tax purposes in the form of a Global Note in compliance with the provisions of this Indenture Supplement and the Indenture. For the avoidance of doubt, the Depositor has not retained any Series 2017-1 Note.

“Revolving Period” means the period beginning on the Issuance Date and ending when an Accumulation Period or Early Redemption Period begins.

“Series 2017-1” is defined in Section 2.01.

“Series 2017-1 Accounts” is defined in Section 3.10(a).

“Series 2017-1 Additional Available Interest Amounts” means, with respect to any Due Period and the related Transfer Date, an amount equal to:

(i)	the Series 2017-1 Subordinated Seller’s Interest Allocated Interest Amounts for such Due Period.

“Series 2017-1 Additional Available Principal Amounts” means, with respect to any Business Day, an amount equal to:

(i)	the Series 2017-1 Subordinated Seller’s Interest Allocated Principal Amounts for such Business Day;

(ii)	plus, if such Business Day is a Transfer Date, any Series 2017-1 Available Interest Amounts used to reinstate any reduction in the Series 2017-1 Overcollateralization Amount for the related Due Period pursuant to Sections 3.01(a)(viii) and 3.03(c);

(iii)	plus, if such Business Day is a Transfer Date, during the occurrence of an Excess Cash Collateral Event, any Series 2017-1 Available Interest Amounts which are treated as Series 2017-1 Additional Available Principal Amounts pursuant to Section 3.01(a)(viii);

(iv)	plus, if such Business Day is a Transfer Date, any funds from the Series 2017-1 Negative Carry Account used to reinstate any reduction in the Series 2017-1 Overcollateralization Amount on that Transfer Date pursuant to Section 3.12(b).

“Series 2017-1 Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the sum of the Series 2017-1 Noteholder Allocated Dealer Note Losses and the Series 2017-1 Subordinated Seller’s Interest Allocated Dealer Note Losses for such Due Period.

“Series 2017-1 Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the sum of the Series 2017-1 Noteholder Allocated Interest Amounts and the Series 2017-1 Subordinated Seller’s Interest Allocated Interest Amounts for such Due Period.

“Series 2017-1 Allocated Principal Amounts” means, with respect to any Business Day, the sum of the Series 2017-1 Noteholder Allocated Principal Amounts and the Series 2017-1 Subordinated Seller’s Interest Allocated Principal Amounts for such Business Day.

“Series 2017-1 Available Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the sum of Series 2017-1 Noteholder Available Interest Amounts and Series 2017-1 Additional Available Interest Amounts for such Due Period.

“Series 2017-1 Available Principal Amounts” means, with respect to any Business Day, the sum of Series 2017-1 Noteholder Available Principal Amounts and Series 2017-1 Additional Available Principal Amounts for such Business Day.

“Series 2017-1 Backup Servicing Expenses” means, with respect to any Transfer Date, the product of (a) the Backup Servicing Expenses, multiplied by (b) a fraction (i) the numerator of which is the daily average Series 2017-1 Nominal Liquidation Amount for each day of the related Due Period and (ii) the denominator of which is the daily average Aggregate Trust Balance for each day of the related Due Period.

“Series 2017-1 Backup Servicing Fee” means, with respect to any Transfer Date, the product of (a) 1/12 of the Base Backup Servicing Fee, multiplied by (b) a fraction (i) the numerator of which is the daily average Series 2017-1 Nominal Liquidation Amount for each day of the related Due Period and (ii) the denominator of which is the daily average Aggregate Trust Balance for each day of the related Due Period.

“Series 2017-1 Collateral Amount” equals the sum of the Series 2017-1 Nominal Liquidation Amount and the Series 2017-1 Overcollateralization Amount; provided, that for purposes of calculating the Series 2017-1 Noteholder Fixed Allocation Percentage, the Series 2017-1 Subordinated Seller’s Interest Fixed Allocation Percentage, the Series 2017-1 Noteholder Variable Allocation Percentage and the Series 2017-1 Subordinated Seller’s Interest Variable Allocation Percentage and other allocation percentages related to Series 2017-1, Series 2017-1 shall be deemed to have been outstanding from June 1, 2017 to the Issuance Date, with respect to the allocation of Principal Collections and Finance Charge Collections and related concepts, with a Series 2017-1 Nominal Liquidation Amount of $250,000,000, a Series 2017-1 Overcollateralization Amount of $26,243,093.92, and a Series 2017-1 Collateral Amount of $276,243,093.92.

“Series 2017-1 Controlled Accumulation Amount” is equal to (a) the Series 2017-1 Outstanding Principal Amount as of the last day of the Due Period immediately preceding the Accumulation Period Commencement Date, minus the amount on deposit in the Series 2017-1 Principal Funding Account as of the last day of the Due Period immediately preceding the Accumulation Period Commencement Date, divided by (b) the Accumulation Period Length.

“Series 2017-1 Controlled Deposit Amount” for any Due Period occurring during the Accumulation Period means the excess, if any, of:

(i)	the sum of (x) product of (A) the Series 2017-1 Controlled Accumulation Amount and (B) the number of Due Periods that have occurred with respect to the Accumulation Period through and including that Due Period (but not in excess of the Accumulation Period Length) and (y) the amount on deposit in the Series 2017-1 Principal Funding Account as of the last day of the Due Period immediately preceding the Accumulation Period Commencement Date, over

(ii)	the amount on deposit in the Series 2017-1 Principal Funding Account as of the last day of the immediately preceding Due Period;

provided that notwithstanding the foregoing, the Depositor may, in its sole discretion, increase the Series 2017-1 Controlled Deposit Amount at any time and from time to time.

“Series 2017-1 Controlling Class” means the Class A Notes or, if no Class A Notes are outstanding, the Class B Notes or, if no Class A Notes or Class B Notes are Outstanding, the Class C Notes or, if no Class A Notes, Class B Notes or Class C Notes are Outstanding, the Class D Notes.

“Series 2017-1 Fixed Allocation Percentage” means, with respect to any Business Day, subject to the provisions specified in the proviso to the definition of Series 2017-1 Collateral Amount, the percentage equivalent of a fraction never greater than 100% or less than 0% equal to:

(i)	the numerator of which is the Series 2017-1 Collateral Amount as of such day or, if the Accumulation Period or an Early Redemption Period has commenced, as of the day prior to the commencement of the Accumulation Period or the Early Redemption Period, as applicable; and

(ii)	the denominator of which is the greater of (A) the sum of the Collateral Amounts for each Series of Notes used to calculate the applicable fixed allocation percentage of such Series as of such day and (B) the Aggregate Trust Balance as of last day of the preceding Due Period.

“Series 2017-1 Interest Funding Account” means the account designated as such and established pursuant to Section 3.10(a).

“Series 2017-1 Investment Income” means with respect to any Due Period and the Series 2017-1 Notes, the product of the Series 2017-1 Variable Allocation Percentage for such Due Period and Investment Income for such Due Period.

“Series 2017-1 Monthly Interest” means the sum of Class A Monthly Interest, Class B Monthly Interest, Class C Monthly Interest and Class D Monthly Interest.

“Series 2017-1 Negative Carry Account” means the account designated as such and established pursuant to Section 3.10(a).

“Series 2017-1 Nominal Liquidation Amount” means, with respect to any Transfer Date, the sum of the Class A Nominal Liquidation Amount, the Class B Nominal Liquidation Amount, the Class C Nominal Liquidation Amount and the Class D Nominal Liquidation Amount, each as of such Transfer Date; provided, that for purposes of calculating the Series 2017-1 Noteholder Fixed Allocation Percentage, the Series 2017-1 Subordinated Seller’s Interest Fixed Allocation Percentage, the Series 2017-1 Noteholder Variable Allocation Percentage and the Series 2017-1 Subordinated Seller’s Interest Variable Allocation Percentage and other allocation percentages related to Series 2017-1, Series 2017-1 shall be deemed to have been outstanding from June 1, 2017 to the Issuance Date, with respect to the allocation of Principal Collections and Finance Charge Collections and related concepts, with a Series 2017-1 Nominal Liquidation Amount of $250,000,000.

“Series 2017-1 Noteholder” means a Person in whose name a Series 2017-1 Note is registered in the Note Register.

“Series 2017-1 Noteholder Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2017-1 Noteholder Variable Allocation Percentage for such Due Period and Dealer Note Losses for such Due Period.

“Series 2017-1 Noteholder Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2017-1 Noteholder Variable Allocation Percentage for such Due Period and Finance Charge Collections for such Due Period.

“Series 2017-1 Noteholder Allocated Principal Amounts” means, with respect to any Business Day, the product of the Series 2017-1 Noteholder Fixed Allocation Percentage for such Business Day and Principal Collections for such Business Day.

“Series 2017-1 Noteholder Available Interest Amounts” means, with respect to any Due Period and the related Transfer Date, an amount equal to:

(i)	the Series 2017-1 Noteholder Allocated Interest Amounts for such Due Period;

(ii)	plus any net investment earnings for such Due Period on funds in the Series 2017-1 Interest Funding Account, the Series 2017-1 Principal Funding Account, the Series 2017-1 Negative Carry Account and the Series 2017-1 Spread Account;

(iii)	plus the Series 2017-1 Investment Income;

(iv)	plus if the amount of interest at the Weighted Average Note Rate on funds in the Series 2017-1 Principal Funding Account exceeds the sum of the net investment earnings described in clause (ii) above and the Series 2017-1 Investment Income described in clause (iii) above, the amount of this excess shall be withdrawn from the Series 2017-1 Negative Carry Account to the extent of funds on deposit in the Series 2017-1 Negative Carry Account and applied pursuant to the terms of this Indenture Supplement;

(v)	plus any Excess Available Interest Amounts allocated to Series 2017-1 for such Due Period pursuant to Section 3.01(b);

(vi)	plus any amount withdrawn from the Series 2017-1 Spread Account and treated as Series 2017-1 Noteholder Available Interest Amounts pursuant to Sections 3.01(c)(i) and (ii).

“Series 2017-1 Noteholder Available Principal Amounts” means, with respect to any Business Day, an amount equal to:

(i)	the Series 2017-1 Noteholder Allocated Principal Amounts for such Business Day;

(ii)	plus, if such Business Day is a Transfer Date, any Series 2017-1 Available Interest Amounts used to fund the Series 2017-1 Noteholder Allocated Dealer Note Losses for the related Due Period pursuant to Section 3.01(a)(vii);

(iii)	plus, if such Business Day is a Transfer Date, any Series 2017-1 Available Interest Amounts used to reinstate any reduction in the Series 2017-1 Nominal Liquidation Amount for the related Due Period pursuant to Sections 3.01(a)(viii) and 3.03(c);

(iv)	plus any Excess Available Principal Amounts allocated to Series 2017-1 for such Business Day pursuant to Section 3.02(b);

(v)	[reserved];

(vi)	plus, if such Business Day is a Transfer Date, any funds from the Series 2017-1 Negative Carry Account used to reinstate any reduction in the Series 2017-1 Nominal Liquidation Amount on that Transfer Date pursuant to Section 3.12(b);

(vii)	plus, if such Business Day is a Transfer Date and if the Series 2017-1 Notes are in an Early Redemption Period, any Series 2017-1 Available Interest Amounts treated as Series 2017-1 Noteholder Available Principal Amounts pursuant to Section 3.01(a)(xii).

“Series 2017-1 Noteholder Fixed Allocation Percentage” means, with respect to any Business Day, subject to the provisions specified in the proviso to the definition of Series 2017-1 Collateral Amount, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2017-1 Fixed Allocation Percentage for such Business Day and (ii) a fraction, the numerator of which is the Series 2017-1 Nominal Liquidation Amount for such day and the denominator of which is the Series 2017-1 Collateral Amount for such day.

“Series 2017-1 Noteholder Variable Allocation Percentage” means, with respect to any Due Period and the related Transfer Date, subject to the provision specified in the proviso to the definition of Series 2017-1 Collateral Amount, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2017-1 Variable Allocation Percentage for such Due Period and (ii) a fraction, the numerator of which is the daily average of the Series 2017-1 Nominal Liquidation Amount for such Due Period and the denominator of which is the daily average of the Series 2017-1 Collateral Amount for such Due Period.

“Series 2017-1 Notes” is defined in Section 2.01.

“Series 2017-1 Outstanding Principal Amount” means, the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount, the Class C Outstanding Principal Amount and the Class D Outstanding Principal Amount.

“Series 2017-1 Overcollateralization Amount” means as of any Transfer Date, an amount equal to:

(i)	the Series 2017-1 Target Overcollateralization Amount as of such Transfer Date

(ii)	minus the reductions to the Series 2017-1 Overcollateralization Amount pursuant to Section 3.03(b) on or prior to such date of determination;

(iii)	plus the reinstatements of the Series 2017-1 Overcollateralization Amount pursuant to Section 3.03(d) on or prior to such date of determination;

provided, however, the Series 2017-1 Overcollateralization Amount may never be less than zero or be greater than the Series 2017-1 Target Overcollateralization Amount; provided that the Depositor may in its discretion at any time and from time to time increase the Series 2017-1 Overcollateralization Amount (together with any discretionary amounts added to the Spread Account) by up to 5.0% in the aggregate of the initial Series 2017-1 Nominal Liquidation Amount by allocating a portion of the Seller’s Interest thereto, but only to the extent that it will not result in the Seller’s Interest being less than the Minimum Seller’s Interest; provided, further, that for purposes of calculating the Series 2017-1 Noteholder Fixed Allocation Percentage, the Series 2017-1 Subordinated Seller’s Interest Fixed Allocation Percentage, the Series 2017-1 Noteholder Variable Allocation Percentage and the Series 2017-1 Subordinated Seller’s Interest Variable Allocation Percentage and other allocation percentages related to Series 2017-1, Series 2017-1 shall be deemed to have been outstanding from June 1, 2017 to the Issuance Date, with respect to the allocation of Principal Collections and Finance Charge Collections and related concepts, with a Series 2017-1 Overcollateralization Amount of $26,243,093.92; provided, further, that if the Series 2017-1 Target Overcollateralization Amount has increased as a result of an Excess Cash Collateral Event, the Series 2017-1 Overcollateralization Amount will be proportionately increased only to the extent that it will not result in the Seller’s Interest being less than the Minimum Seller’s Interest, and if other series of notes issued pursuant to the Indenture require similar increases, each such series, including Series 2017-1, shall receive only its pro rata share of any such increase available based on the aggregate amount of such series’ shortfall.

“Series 2017-1 Principal Funding Account” means the trust account designated as such and established pursuant to Section 3.10(a).

“Series 2017-1 Rating Agencies” means Moody’s Investors Service Inc. or its successor and Fitch Ratings, Inc. or its successor.

“Series 2017-1 Rating Agency Condition” means, with respect to any action, (i) with respect to Moody’s Investors Service Inc. or its successor, the condition that such rating agency shall have been given at least 10 days (or such shorter period as is acceptable to such rating agency) prior notice thereof and such rating agency shall have notified the Servicer (and, if NFC is not the Servicer, NFC) in writing that such action shall not result in a downgrade or withdrawal of the then-current rating of any rated Class of Notes (other than a Class of the Series 2017-1 Notes held only by the Depositor and its Affiliates) and, (ii) with respect to Fitch Ratings, Inc. or its successor, the condition that such rating agency shall have been given at least 10 days (or such shorter period as is acceptable to such rating agency) prior notice thereof and such rating agency has not notified the Servicer (and, if NFC is not the Servicer, NFC) in writing that such action shall result in a downgrade or withdrawal of the then-current rating of any rated Class of Notes (other than a Class of the Series 2017-1 Notes held only by the Depositor and its Affiliates).

“Series 2017-1 Required Excess Seller’s Interest” equals, for the Series 2017-1 Notes, with respect to any Business Day, the Required Seller’s Percentage times the Series 2017-1 Nominal Liquidation Amount as of that day.

“Series 2017-1 Servicing Fee” means, with respect to any Transfer Date, the product of (a) the product of (i) 1/12, (ii) 1.0%, and (iii) the Aggregate Receivables Balance as of the last day of the related Due Period, multiplied by (b) a fraction (i) the numerator of which is the daily average Series 2017-1 Nominal Liquidation Amount for each day of the related Due Period and (ii) the denominator of which is the daily average Aggregate Trust Balance for each day of the related Due Period.

“Series 2017-1 Spread Account” means the account designated as such and established pursuant to Section 3.10(a).

“Series 2017-1 Subordinated Seller’s Interest Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2017-1 Subordinated Seller’s Interest Variable Allocation Percentage for such Due Period and Dealer Note Losses for such Due Period.

“Series 2017-1 Subordinated Seller’s Interest Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2017-1 Subordinated Seller’s Interest Variable Allocation Percentage for such Due Period and Finance Charge Collections for such Due Period.

“Series 2017-1 Subordinated Seller’s Interest Allocated Principal Amounts” means, with respect to any Business Day, the product of the Series 2017-1 Subordinated Seller’s Interest Fixed Allocation Percentage for such Business Day and Principal Collections for such Business Day.

“Series 2017-1 Subordinated Seller’s Interest Factor” means 9.50%.

“Series 2017-1 Subordinated Seller’s Interest Fixed Allocation Percentage” means, with respect to any Business Day, subject to the provisions specified in the proviso to the definition of Series 2017-1 Collateral Amount, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2017-1 Fixed Allocation Percentage for such Business Day and (ii) a fraction, the numerator of which is the Series 2017-1 Overcollateralization Amount for such day and the denominator of which is the Series 2017-1 Collateral Amount for such day.

“Series 2017-1 Subordinated Seller’s Interest Percentage” means the percentage equivalent of a fraction, the numerator of which is the Series 2017-1 Subordinated Seller’s Interest Factor and the denominator of which is 1.00 minus the Series 2017-1 Subordinated Seller’s Interest Factor.

“Series 2017-1 Subordinated Seller’s Interest Variable Allocation Percentage” means, with respect to any Due Period and the related Transfer Date, subject to the provision specified in the proviso to the definition of Series 2017-1 Collateral Amount, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2017-1 Variable Allocation Percentage for such Due Period and (ii) a fraction, the numerator of which is the daily average of the Series 2017-1 Overcollateralization Amount for such Due Period and the denominator of which is the daily average of the Series 2017-1 Collateral Amount for such Due Period.

“Series 2017-1 Target Overcollateralization Amount” means, with respect to any Transfer Date, the product of the Series 2017-1 Subordinated Seller’s Interest Percentage and the Series 2017-1 Nominal Liquidation Amount as of such Transfer Date; provided, however, that if an Early Redemption Period has commenced, the Series 2017-1 Nominal Liquidation Amount for the purpose of calculating the Series 2017-1 Target Overcollateralization Amount shall be the Series 2017-1 Nominal Liquidation Amount as of the last day of the Revolving Period; provided, further, that if an Excess Cash Collateral Event occurs and is continuing, the Series 2017-1 Nominal Liquidation Amount for purposes of calculating the Series 2017-1 Target Overcollateralization Amount, the Spread Account Required Amount and the Series Required Seller’s Interest shall be the Series 2017-1 Nominal Liquidation Amount without subtracting the amount on deposit in the Series 2017-1 Principal Funding Account in respect of the Series 2017-1 Notes.

“Series 2017-1 Termination Date” means the earliest to occur of (a) the Distribution Date on which the Series 2017-1 Outstanding Principal Amount is reduced to zero, (b) the Legal Final Maturity Date and (c) the date on which the Series 2017-1 Collateral Amount is reduced to zero.

“Series 2017-1 Unreimbursed Amount” means, as of any Transfer Date, the sum of the Nominal Liquidation Amount Deficit and the Overcollateralization Amount Deficit both as of such Transfer Date.

“Series 2017-1 Variable Allocation Percentage” means, with respect to any Due Period and the related Transfer Date, subject to the provision specified in the proviso to the definition of Series 2017-1 Collateral Amount, the percentage equivalent of a fraction never greater than 100% or less than 0% to:

(i)	the numerator of which is the daily average of the Series 2017-1 Collateral Amount for each day during such Due Period; and

(ii)	the denominator of which is the greater of (A) the sum of the daily average Collateral Amounts used to calculate the applicable variable allocation percentage for each Series of Notes for such Due Period and (b) the daily average Aggregate Trust Balance during such Due Period.

“Series Available Interest Amounts Shortfall” means, with respect to any Transfer Date and the Series 2017-1 Notes, the excess, if any, of (a) the aggregate amount required to be applied pursuant to Sections 3.01(a)(i) through (ix) for such Transfer Date over (b) the Series 2017-1 Available Interest Amount (excluding amounts to be treated as part of the Series 2017-1 Noteholder Available Interest Amount pursuant to clause (v) of the definition thereof) for such Transfer Date.

“Series Available Principal Amounts Shortfall” means, with respect to any Business Day and the Series 2017-1 Notes, an amount equal to, the amount, if any, by which (i) the sum of all payments and other applications of Series 2017-1 Available Principal Amounts (other than as Excess Available Principal Amounts) required to be made under Section 3.02 on such Business

Day exceeds (ii) the related Series 2017-1 Available Principal Amounts (excluding amounts to be treated as part of Series 2017-1 Noteholder Available Principal Amounts pursuant to clause (iv) of the definition thereof) on such Business Day.

“Series Reassignment Amount” means, with respect to the Series 2017-1 Notes and a Transfer Date, the sum of (a) the Series 2017-1 Nominal Liquidation Amount and (b) all accrued and unpaid interest on the Series 2017-1 Notes, in each case as of that Transfer Date.

“Series Required Seller’s Interest” means, for the Series 2017-1 Notes, with respect to any Business Day, the sum of (a) the Series 2017-1 Overcollateralization Amount as of that Business Day and (b) Series 2017-1 Required Excess Seller’s Interest as of that Business Day.

“Servicer Certificate” is defined in Section 3.14(a).

“Specified Accumulation Period Commencement Date” means December 1, 2018.

“Sponsor” means Navistar Financial Corporation or its successor or assigns.

“Spread Account Deposit Amount” means, with respect to any Transfer Date prior to the earlier of (a) the payment in full of the outstanding principal amount of the Series 2017-1 Notes and (b) the Legal Final Maturity Date, the amount, if any, by which the Spread Account Required Amount for that Transfer Date exceeds the amount of funds on deposit in the Series 2017-1 Spread Account.

“Spread Account Initial Deposit” means $4,143,646.41.

“Spread Account Required Amount” means, with respect to any Transfer Date, an amount equal to the product of the Spread Account Percentage and the Series 2017-1 Collateral Amount as of the Closing Date.

“Spread Account Percentage” means, as of any Transfer Date, 1.50%; provided, that, if as of any Transfer Date, the average Monthly Payment Rate for the three preceding Due Periods is less than the Monthly Payment Rate Enhancement Trigger, then the Spread Account Percentage shall be 3.00%.

“Stated Principal Amount” with respect to any Note, means the amount that is stated on the face of the Note to be payable to its holders.

“Trust Consolidated Group” is defined in Section 2.06.

“Weighted Average Note Rate” means, for any Transfer Date, the sum of:

(i)	the Class A Interest Rate, multiplied by a fraction, the numerator of which is the Class A Outstanding Principal Amount and the denominator of which is the Series 2017-1 Outstanding Principal Amount;

(ii)	the Class B Interest Rate, multiplied by a fraction, the numerator of which is the Class B Outstanding Principal Amount and the denominator of which is the Series 2017-1 Outstanding Principal Amount;

(iii)	the Class C Interest Rate, multiplied by a fraction, the numerator of which is the Class C Outstanding Principal Amount and the denominator of which is the Series 2017-1 Outstanding Principal Amount; and

(iv)	the Class D Interest Rate, multiplied by a fraction, the numerator of which is the Class D Outstanding Principal Amount and the denominator of which is the Series 2017-1 Outstanding Principal Amount.

“Wholly-Owned Affiliate” has the meaning specified in Regulation RR.

ARTICLE II

The Notes

Section 2.01 Creation and Designation.

(a) There is hereby created and designated a Series (“Series 2017-1”) of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “Navistar Financial Dealer Note Master Owner Trust II Floating Rate Dealer Note Asset Backed Notes, Series 2017-1” or the “Series 2017-1 Notes.” The Series 2017-1 Notes shall be issued in four Classes, Class A, Class B, Class C and Class D, executed by the Issuing Entity and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, respectively.

(b) Series 2017-1 shall be in Excess Interest Sharing Group One and in Principal Sharing Group One. Series 2017-1 shall not be a Shared Enhancement Series or in an Interest Reallocation Group. Series 2017-1 shall not be subordinated to any other Series. The Class B Notes shall be subordinate to the Class A Notes to the extent provided in this Indenture Supplement, the Class C Notes shall be subordinate to the Class A Notes and the Class B Notes to the extent provided in this Indenture Supplement, and the Class D Notes shall be subordinate to the Class A Notes, the Class B Notes and the Class C Notes to the extent provided in this Indenture Supplement.

Section 2.02 Form of Delivery; Depository; Denominations.

(a) The Series 2017-1 Notes shall be delivered in the form of global Registered Notes as provided in Sections 2.02, 2.04 and 3.01 of the Indenture.

(b) The Depository for the Offered Notes shall be The Depository Trust Company, and the Offered Notes shall initially be registered in the name of Cede & Co., its nominee.

(c) The Foreign Depositories for the Offered Notes shall be Clearstream Banking, Société Anonyme and Euroclear Bank S.A./N.V., as the operator of the Euroclear System.

(d) The Series 2017-1 Notes shall be issued in minimum denominations of $1,000 and integral multiples of $1,000.

Section 2.03 Delivery and Payment. The Issuing Entity shall execute and deliver the Series 2017-1 Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series 2017-1 Notes when authenticated, each in accordance with Section 3.03 of the Indenture.

Section 2.04 Reopening. The Depositor may from time to time, upon satisfaction of the Series 2017-1 Rating Agency Condition, but without notice to or the consent from any Securityholders, create and issue additional Series 2017-1 Notes equal in rank to any Class of Series 2017-1 Notes previously offered in all respects or in all respects except there will not be any payment of interest accruing prior to the issuance date of such additional Series 2017-1 Notes in a Class of Series 2017-1 Notes or except for the first date of payment of interest following the Issuance Date of such additional Series 2017-1 Notes in a Class of Series 2017-1 Notes. When issued, the additional Series 2017-1 Notes of a Class shall be equally and ratably entitled to the benefits of the Indenture and this Indenture Supplement applicable to those Series 2017-1 Notes with the other Outstanding Notes of that Class without preference, priority or distinction. These additional Series 2017-1 Notes may be consolidated and form a single Class with the previously issued Series 2017-1 Notes of such Class and shall have the same terms as to status, redemption or otherwise as the previously issued Series 2017-1 Notes.

Section 2.05 Tax Treatment.

(a) The Issuing Entity has entered into this Indenture Supplement and the Series 2017-1 Notes have been issued with the intention that the Series 2017-1 Notes (other than any Retained Notes) will qualify under applicable tax law as indebtedness of the Issuing Entity secured by the Issuing Entity assets attributable to the Series 2017-1 Notes. The Issuing Entity, each Beneficiary and each Series 2017-1 Noteholder and Note Owner, by the acceptance of its Series 2017-1 Note (or beneficial interest therein) agrees to treat the Series 2017-1 Notes (other than any Retained Notes) as indebtedness of the Issuing Entity secured by the Issuing Entity assets attributable to the Series 2017-1 Notes, for Federal income taxes, state and local income, franchise, single business taxes and/or value added taxes and any other taxes imposed on or measured by income in whole or in part.

(b) Each Series 2017-1 Noteholder or Note Owner of a Series 2017-1 Note, by its acceptance of a Series 2017-1 Note or, in the case of a Note Owner of a Series 2017-1 Note, a beneficial interest in a Series 2017-1 Note, agrees to provide to the Person from whom it receives payments on the Series 2017-1 Notes (including the Paying Agent) the Noteholder Tax Identification Information and, upon request, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information.

(c) Each Series 2017-1 Noteholder or Note Owner of a Series 2017-1 Note, by its acceptance of a Series 2017-1 Note or, in the case of a Note Owner of a Series 2017-1 Note, a beneficial interest in a Series 2017-1 Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Series 2017-1 Noteholder or holder of an interest in a Series 2017-1 Note that fails to comply with the requirements of Section 2.05(b).

(d) Each Series 2017-1 Noteholder or Note Owner of a Series 2017-1 Note, by its acceptance of a Series 2017-1 Note or, in the case of a Note Owner of a Series 2017-1 Note, a beneficial interest in a Series 2017-1 Note, agrees that the Issuing Entity has the right to amend this Indenture Supplement and the other Issuing Entity Documents from time to time without the consent of any Series 2017-1 Noteholder or Note Owner of a Series 2017-1 Note to prevent or help avoid the application to the Series 2017-1 Notes of the Treasury Regulations (or other interpretive guidance or legislative enactments) issued under Section 385 of the Code.

Section 2.06 Restrictions on Note Acquisitions. Neither a member of any “expanded group” (as defined in proposed Treasury Regulation Section 1.385-1(b)(3)) that includes the Issuing Entity or a Certificateholder nor a “controlled partnership” (as defined in proposed Treasury Regulation Section 1.385-1(b)(1)) of such expanded group shall acquire any Series 2017-1 Notes from the Issuing Entity, any Affiliate, or through the marketplace prior to obtaining an opinion of counsel stating that (i) the acquisition or reacquisition of such Series 2017-1 Note will not cause the Issuing Entity, initially upon such acquisition or subsequent to the acquisition, to be classified as an association or publicly traded partnership treated as a corporation for federal income tax purposes and will not cause the Series 2017-1 Note to be recharacterized as stock pursuant to proposed Treasury Regulations under section 385 of the Code. The preceding sentence shall not apply to (i) any U.S. corporate member of the same U.S. corporate affiliated group (as defined in Section 1504 of the Code) filing a consolidated federal income tax return that includes the Issuing Entity or every applicable Certificateholder (the “Trust Consolidated Group”) or (ii) a partnership all of the partners of which are U.S. corporate members of the Trust Consolidated Group. No member of any “expanded group” that includes the Issuing Entity or a Certificateholder (as defined in proposed Treasury Regulation § 1.385-1(b)(3)) or “controlled partnership” of such expanded group (as defined in proposed Treasury Regulation § 1.385-1(b)(1)) shall transfer any Series 2017-1 Notes outside the expanded group prior to obtaining an opinion of counsel stating that the transfer of such Series 2017-1 Note will not cause the Issuing Entity to be classified as an association or publicly traded partnership treated as a corporation for federal income tax purposes and will not cause the Series 2017-1 Note to be recharacterized as stock pursuant to proposed Treasury Regulations under section 385 of the Code.

ARTICLE III

Allocations, Deposits and Payments

Section 3.01 Series 2017-1 Available Interest Amounts.

(a) Allocation of Series 2017-1 Available Interest Amounts. On each Transfer Date, the Indenture Trustee, at the written direction of the Servicer, shall apply Series 2017-1 Available Interest Amounts as follows:

(i)

first, on a pro rata basis (a) to the Servicer, the Series 2017-1 Servicing Fee due on such Transfer Date (to the extent it has not been deferred by the Servicer for such Transfer Date, and if the Servicer shall defer any

Series 2017-1 Servicing Fee, the Servicer shall give notice of such deferral to each of the Series 2017-1 Rating Agencies) and (b) to the Backup Servicer, the Series 2017-1 Backup Servicing Fee due on such Transfer Date;

(ii)	second, any remaining Series 2017-1 Available Interest Amounts shall be deposited into the Series 2017-1 Interest Funding Account in an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class A Interest Rate applicable to the related Interest Period, and (C) the Class A Outstanding Principal Amount, determined as of the Distribution Date preceding the related Distribution Date (or with respect to the first Distribution Date, as of the Issuance Date) (the “Class A Monthly Interest”), plus an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(a)(ii) as of prior Interest Periods over the aggregate amount of interest paid to the Class A Noteholders pursuant to this Section 3.01(a)(ii) in respect of such prior Interest Periods, together with interest at the Class A Interest Rate on such delinquent amount, to the extent permitted by applicable law;

(iii)	third, any remaining Series 2017-1 Available Interest Amounts shall be deposited into the Series 2017-1 Interest Funding Account in an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class B Interest Rate applicable to the related Interest Period, and (C) the Class B Outstanding Principal Amount, determined as of the Distribution Date preceding the related Distribution Date (or with respect to the first Distribution Date, as of the Issuance Date) (the “Class B Monthly Interest”), plus an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(a)(iii) as of prior Interest Periods over the aggregate amount of interest paid to the Class B Noteholders pursuant to this Section 3.01(a)(iii) in respect of such prior Interest Periods, together with interest at the Class B Interest Rate on such delinquent amount, to the extent permitted by applicable law;

(iv)

fourth, any remaining Series 2017-1 Available Interest Amounts shall be deposited into the Series 2017-1 Interest Funding Account in an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class C Interest Rate applicable to the related Interest Period, and (C) the Class C Outstanding Principal Amount, determined as of the Distribution Date preceding the related Distribution Date (or with respect to the first Distribution Date, as of the Issuance Date) (the “Class C Monthly Interest”), plus an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(a)(iv)

as of prior Interest Periods over the aggregate amount of interest paid to the Class C Noteholders pursuant to this Section 3.01(a)(iv) in respect of such prior Interest Periods, together with interest at the Class C Interest Rate on such delinquent amount, to the extent permitted by applicable law;

(v)	fifth, any remaining Series 2017-1 Available Interest Amounts shall be deposited into the Series 2017-1 Interest Funding Account in an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class D Interest Rate applicable to the related Interest Period, and (C) the Class D Outstanding Principal Amount, determined as of the Distribution Date preceding the related Distribution Date (or with respect to the first Distribution Date, as of the Issuance Date) (the “Class D Monthly Interest”), plus an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(a)(v) as of prior Interest Periods over the aggregate amount of interest paid to the Class D Noteholders pursuant to this Section 3.01(a)(v) in respect of such prior Interest Periods, together with interest at the Class D Interest Rate on such delinquent amount, to the extent permitted by applicable law;

(vi)	sixth, any remaining Series 2017-1 Available Interest Amounts shall be deposited into the Series 2017-1 Spread Account to the extent of any Spread Account Deposit Amount;

(vii)	seventh, any remaining Series 2017-1 Available Interest Amounts shall be treated as Series 2017-1 Noteholder Available Principal Amounts to the extent of the amount of Series 2017-1 Noteholder Allocated Dealer Note Losses for the related Due Period;

(viii)	eighth, any remaining Series 2017-1 Available Interest Amounts shall be treated as Series 2017-1 Noteholder Available Principal Amounts or Series 2017-1 Additional Available Principal Amounts for the reinstatement of the Series 2017-1 Nominal Liquidation Amount or Series 2017-1 Overcollateralization Amount, respectively, to the extent of the Series 2017-1 Unreimbursed Amount (the amount being reinstated is referred to as the “Reinstatement Amount”), and then, to the extent that the Series 2017-1 Overcollateralization Amount is less than the Series 2017-1 Target Overcollateralization Amount as a result of an Excess Cash Collateral Event, an amount up to such shortfall shall be treated as Series 2017-1 Additional Available Principal Amounts, and the Series 2017-1 Overcollateralization Amount shall be increased by the same amount;

(ix)	ninth, any remaining Series 2017-1 Available Interest Amounts will be deposited into the Series 2017-1 Negative Carry Account until the amount on deposit therein equals the Required Negative Carry Account Balance;

(x)	tenth, any remaining Series 2017-1 Available Interest Amounts shall be paid to the Servicer to the extent any Series 2017-1 Servicing Fee which had been previously deferred unless that amount has been deferred again;

(xi)	eleventh, to the Backup Servicer, the Series 2017-1 Backup Servicing Expenses due on such Transfer Date;

(xii)	twelfth, if the Series 2017-1 Notes are in an Early Redemption Period, any remaining Series 2017-1 Available Interest Amounts shall be treated as Series 2017-1 Noteholder Available Principal Amounts to the extent of the Series 2017-1 Nominal Liquidation Amount (after taking into account any reductions due to Series 2017-1 Noteholder Allocated Dealer Note Losses or otherwise or reinstatements of the Series 2017-1 Nominal Liquidation Amount pursuant to Section 3.01(a)(viii) on such Transfer Date due to recoveries) for payment to the Series 2017-1 Noteholders; and

(xiii)	thirteenth, any remaining Series 2017-1 Available Interest Amounts shall be treated as Excess Available Interest Amounts and allocated pursuant to Section 5.02 of the Indenture.

(b) Excess Available Interest Amounts. On each Transfer Date, commencing with the initial Transfer Date, if Series 2017-1 Available Interest Amounts are insufficient to make the allocations provided in Sections 3.01(a)(i) through (ix) above, the Servicer shall allocate Excess Available Interest Amounts, if any, allocated to Series 2017-1 pursuant to Section 5.02 of the Indenture to cover the Series Available Interest Amounts Shortfall.

(c) Spread Account Draws.

(i)	At the written direction of the Servicer and to the extent that Series 2017-1 Available Interest Amounts (without giving effect to clause (vi) of the definition of Series 2017-1 Noteholder Available Interest Amounts) are insufficient to pay in full the amounts set forth in Sections 3.01(a)(ii), (iii), (iv) and (v), the Indenture Trustee shall withdraw funds from the Series 2017-1 Spread Account in an amount equal to the lesser of (A) the amount of such shortfall and (B) the amount on deposit in the Series 2017-1 Spread Account (after giving effect to any withdrawals from the Series 2017-1 Spread Account on such Transfer Date other than a withdrawal pursuant to Sections 3.01(c)(i), (ii) and (iii) on such date), and treat such funds as “Series 2017-1 Noteholder Available Interest Amounts.”

(ii)

At the written direction of the Servicer and to the extent that Series 2017-1 Available Interest Amounts (without giving effect to clause (vi) of the definition of Series 2017-1 Noteholder Available Interest Amounts (except for the application of funds on deposit in the Spread Account pursuant to Section 3.01(c)(i))) are insufficient to pay in full the amount described in Section 3.01(a)(vii) and Series 2017-1 is in the Early Redemption Period, the Indenture Trustee shall withdraw funds from the Series 2017-1 Spread

Account in an amount equal to the lesser of (A) the amount of such shortfall and (B) the amount on deposit in the Series 2017-1 Spread Account (after giving effect to any withdrawals from the Series 2017-1 Spread Account on such Transfer Date) and treat such funds as “Series 2017-1 Noteholder Available Interest Amounts.”

(iii)	In addition, after applying funds on deposit in the Spread Account pursuant to Sections 3.01(c)(i) and (ii), on the Legal Final Maturity Date, if the Outstanding Principal Amount of any Series 2017-1 Notes remains greater than zero, the Indenture Trustee shall, at the written direction of the Servicer, apply funds from the Spread Account to repay the Outstanding Principal Amount of such Series 2017-1 Notes in full, first, to the Class A Noteholders (up to a maximum of the Class A Outstanding Principal Amount on such Distribution Date), second, to the Class B Noteholders (up to a maximum of the Class B Outstanding Principal Amount on such Distribution Date), third, to the Class C Noteholders (up to a maximum of the Class C Outstanding Principal Amount on such Distribution Date), and fourth, to the Class D Noteholders (up to a maximum of the Class D Outstanding Principal Amount on such Distribution Date).

Section 3.02 Series 2017-1 Available Principal Amounts.

(a) Allocation of Series 2017-1 Available Principal Amounts. On each Business Day, the Indenture Trustee, at the written direction of the Servicer, shall apply Series 2017-1 Available Principal Amounts as follows:

(i)	first, if the Series 2017-1 Available Interest Amounts are insufficient to make the payments on the Series 2017-1 Notes pursuant to Sections 3.01(a)(ii), (iii), (iv) and (v), to the Series 2017-1 Interest Funding Account, an amount equal to the lesser of (i) the amount of that shortfall and (ii) the Series 2017-1 Collateral Amount (after taking into account any reinstatements pursuant to Section 3.03(d) and reductions due to Section 3.03(a)(ii)); provided, however, the Series 2017-1 Available Principal Amounts shall not be applied to pay Class B Monthly Interest, Class C Monthly Interest or Class D Monthly Interest if, as a result of such application, the Class A Nominal Liquidation Amount would be reduced, the Series 2017-1 Available Principal Amounts shall not be applied to pay Class C Monthly Interest or Class D Monthly Interest if, as a result of such application, the Class B Nominal Liquidation Amount would be reduced, and the Series 2017-1 Available Principal Amounts shall not be applied to pay Class D Monthly Interest if, as a result of such application, the Class C Nominal Liquidation Amount would be reduced;

(ii)

second, if the Series 2017-1 Notes are in an Accumulation Period, to the Series 2017-1 Principal Funding Account, the Series 2017-1 Controlled Deposit Amount to the extent of the Series 2017-1 Nominal Liquidation

Amount (computed before giving effect to such deposit but after giving effect to any reinstatements pursuant to Sections 3.03(d)(i), (ii), (iii) and (iv) and reductions pursuant to Sections 3.03(a)(i) and (ii));

(iii)	third, if the Series 2017-1 Notes are in an Early Redemption Period, to the Series 2017-1 Principal Funding Account any remaining Series 2017-1 Available Principal Amounts to the extent of the Series 2017-1 Nominal Liquidation Amount (computed before giving effect to such deposit but after giving effect to any reinstatements pursuant to Sections 3.03(d)(i), (ii), (iii) and (iv) and reductions pursuant to Sections 3.03(a)(i) and (ii)) for payment to the Series 2017-1 Noteholders;

(iv)	fourth, if the Series 2017-1 Notes are not in an Early Redemption Period, to the extent that the Spread Account Deposit Amount is greater than zero (after giving effect to any other deposits to or withdrawals from the Series 2017-1 Spread Account on such Transfer Date, reductions to the Series 2017-1 Nominal Liquidation Amount in accordance with Sections 3.03(a)(i) and (ii) and reinstatements pursuant to Sections 3.03(d)(i), (ii), (iii) and (iv)), to the Series 2017-1 Spread Account an amount equal to such Spread Account Deposit Amount (not taking into account any increase in the Spread Account Required Amount as described in the proviso to the definition thereof);

(v)	fifth, if the Series 2017-1 Notes are in a Revolving Period, at the Servicer’s discretion and subject to the requirement that after giving effect to clause (vi) below the balance in the Series 2017-1 Negative Carry Account is at least equal to the Required Negative Carry Account Balance, to the Series 2017-1 Principal Funding Account any amounts that would be required to be on deposit in the Excess Funding Account up to the amount that would reduce the Series 2017-1 Nominal Liquidation Amount to zero; provided, however, the Servicer shall not be permitted to make any such deposit into the Series 2017-1 Principal Funding Account if the Notes are subject to Regulation RR or if after giving effect to the deposits pursuant to this Section 3.02(a), the Series 2017-1 Overcollateralization Amount would be less than the Series 2017-1 Target Overcollateralization Amount;

(vi)	sixth, if the Series 2017-1 Notes are not in an Accumulation Period or an Early Redemption Period, if the amount on deposit in the Series 2017-1 Negative Carry Account is less than the Required Negative Carry Account Balance, to the Series 2017-1 Negative Carry Account until the amount on deposit therein equals the Required Negative Carry Account Balance; and

(vii)	seventh, any remaining Series 2017-1 Available Principal Amounts shall be treated as Excess Available Principal Amounts and allocated pursuant to Section 5.02 of the Indenture.

(b) Excess Available Principal Amounts. On each Business Day, commencing after the Issuance Date, if Series 2017-1 Available Principal Amounts are insufficient to make the allocations provided in Sections 3.02(a)(i) through (vi) above, the Indenture Trustee shall allocate Excess Available Principal Amounts, if any, allocated to Series 2017-1 pursuant to Section 5.02 of the Indenture to cover the Series Available Principal Amounts Shortfall.

Section 3.03 Reductions and Reinstatements. The Series 2017-1 Collateral Amount, Series 2017-1 Overcollateralization Amount and Series 2017-1 Nominal Liquidation Amount shall be calculated on each Transfer Date and shall be reduced and reinstated as described below. The Servicer (and not the Indenture Trustee) shall solely be responsible for making the calculations pursuant to this Section 3.03, and the Indenture Trustee may rely upon the information with respect thereto set forth in the applicable Servicer Certificate.

(a) Reductions. The Series 2017-1 Nominal Liquidation Amount and the Series 2017-1 Overcollateralization Amount shall be reduced in the order described in Section 3.03(b) below by the following amounts allocated with respect to that Transfer Date:

(i)	the amount, if any, of the Series 2017-1 Available Principal Amounts used to pay interest on the Series 2017-1 Notes as described in Section 3.02(a)(i);

(ii)	the amount of Series 2017-1 Noteholder Allocated Dealer Note Losses for such Due Period to the extent that they are not covered by Series 2017-1 Available Interest Amounts as described in Section 3.01(a)(vii);

(iii)	the amount, if any, of the Series 2017-1 Available Principal Amounts deposited into the Series 2017-1 Spread Account in accordance with Section 3.02(a)(iv); and

(iv)	the amount, if any, of the Series 2017-1 Available Principal Amounts deposited into the Series 2017-1 Negative Carry Account pursuant to Section 3.02(a)(vi).

(b) Allocation of Reductions. On each Transfer Date, the amount of any reduction in the Series 2017-1 Collateral Amount due to Sections 3.03(a)(i), (ii), (iii) or (iv) above shall be allocated as follows:

(i)	first, the Series 2017-1 Overcollateralization Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by the amount of such reduction until the Series 2017-1 Overcollateralization Amount is reduced to zero;

(ii)	second, the Class D Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by any remaining amount until the Class D Nominal Liquidation Amount is reduced to zero;

(iii)	third, the Class C Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by any remaining amount until the Class C Nominal Liquidation Amount is reduced to zero; provided, however, that the Class C Nominal Liquidation Amount shall not be reduced by using the Series 2017-1 Available Principal Amounts to pay Class D Monthly Interest;

(iv)	fourth, the Class B Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by any remaining amount until the Class B Nominal Liquidation Amount is reduced to zero; provided, however, that the Class B Nominal Liquidation Amount shall not be reduced by using the Series 2017-1 Available Principal Amounts to pay Class C Monthly Interest or Class D Monthly Interest; and

(v)	fifth, the Class A Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by any remaining amount until the Class A Nominal Liquidation Amount is reduced to zero; provided, however, that the Class A Nominal Liquidation Amount shall not be reduced by using the Series 2017-1 Available Principal Amounts to pay Class B Monthly Interest, Class C Monthly Interest or Class D Monthly Interest.

In addition, the Series 2017-1 Nominal Liquidation Amount will be reduced in the reverse order specified above by the amount of any funds (other than investment earnings) deposited into the Series 2017-1 Principal Funding Account since the prior date on which the Series 2017-1 Collateral Amount was calculated.

(c) Reinstatements. The Series 2017-1 Nominal Liquidation Amount and the Series 2017-1 Overcollateralization Amount shall be reinstated on any Transfer Date by the amount of the Series 2017-1 Available Interest Amounts that are applied to cover the Reinstatement Amount for that Transfer Date pursuant to Section 3.01(a)(viii) and by the amount of funds released from the Series 2017-1 Negative Carry Account that are applied to cover any Series 2017-1 Unreimbursed Amount for that Transfer Date pursuant to Section 3.12(b).

(d) Allocation of Reinstatements. The Reinstatement Amount for any Transfer Date specified in Section 3.03(c) shall be applied as follows:

(i)	first, if the Class A Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Class A Nominal Liquidation Amount until the Class A Nominal Liquidation Amount equals the excess of (A) the Class A Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2017-1 Principal Funding Account on that Transfer Date allocable to the Class A Notes;

(ii)	second, if the Class B Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Class B Nominal Liquidation Amount until the Class B Nominal Liquidation Amount equals the excess of (A) the Class B Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2017-1 Principal Funding Account on that Transfer Date allocable to the Class B Notes;

(iii)	third, if the Class C Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Class C Nominal Liquidation Amount until the Class C Nominal Liquidation Amount equals the excess of (A) the Class C Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2017-1 Principal Funding Account on that Transfer Date allocable to the Class C Notes;

(iv)	fourth, if the Class D Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Class D Nominal Liquidation Amount until the Class D Nominal Liquidation Amount equals the excess of (A) the Class D Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2017-1 Principal Funding Account on that Transfer Date allocable to the Class D Notes; and

(v)	fifth, to the Series 2017-1 Overcollateralization Amount until the Series 2017-1 Overcollateralization Amount equals the Series 2017-1 Target Overcollateralization Amount.

In addition, the Series 2017-1 Nominal Liquidation Amount will be increased in the reverse order in which it was reduced by deposits into the Series 2017-1 Principal Funding Account by the amount of funds withdrawn from the Series 2017-1 Principal Funding Account and deemed to be Excess Available Principal Amounts since the prior date in which the Series 2017-1 Collateral Amount was calculated.

Section 3.04 Payment on the Series 2017-1 Notes. On each Transfer Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall transfer to the Series 2017-1 Principal Funding Account and Series 2017-1 Interest Funding Account funds on deposit in the Collections Account. On each Distribution Date, after all allocations and reallocations pursuant to Sections 3.01 and 3.02, the Indenture Trustee shall make or cause to be made, without duplication, the following distributions to the extent of available funds from the Series 2017-1 Principal Funding Account and the Series 2017-1 Interest Funding Account:

(a) Interest Distributions. On each Distribution Date (including the Expected Principal Distribution Date), amounts on deposit in the Series 2017-1 Interest Funding Account shall be distributed in the following manner, first, to the Class A Noteholders, accrued and unpaid interest on the Class A Notes for that Distribution Date, second, to the Class B Noteholders, accrued and unpaid interest on the Class B Notes for that Distribution Date, third, to the Class C Noteholders, accrued and unpaid interest on the Class C Notes for that Distribution Date, and fourth, to the Class D Noteholders, accrued and unpaid interest on the Class D Notes for that Distribution Date, in each case, pro rata based on the amounts owing to them. If there is a shortfall in the amounts required to be distributed pursuant to the preceding clauses first, second, third or fourth, then the amounts actually distributed pursuant to any such clause shall be shared among the Persons entitled thereto in proportion to the amounts owing such Persons.

(b) Expected Principal Distribution Date. On the Expected Principal Distribution Date, amounts on deposit in the Series 2017-1 Principal Funding Account shall be distributed as principal first, to the Class A Noteholders (up to a maximum of the Class A Outstanding Principal Amount on such Distribution Date), second, to the Class B Noteholders (up to a maximum of the Class B Outstanding Principal Amount on such Distribution Date), third, to the Class C Noteholders (up to a maximum of the Class C Outstanding Principal Amount on such Distribution Date), and fourth, to the Class D Noteholders (up to a maximum of the Class D Outstanding Principal Amount on such Distribution Date), in each case, pro rata based on the amounts owing to them. If there is a shortfall in the amounts required to be distributed pursuant to the preceding clauses first, second, third or fourth, then the amounts actually distributed pursuant to any such clause shall be shared among the Persons entitled thereto in proportion to the amounts owing such Persons.

(c) Early Redemption Period. On each Distribution Date during an Early Redemption Period, amounts on deposit in the Series 2017-1 Principal Funding Account shall be distributed as principal first, to the Class A Noteholders (up to a maximum of the Class A Outstanding Principal Amount on such Distribution Date), second, to the Class B Noteholders (up to a maximum of the Class B Outstanding Principal Amount on such Distribution Date), third, to the Class C Noteholders (up to a maximum of the Class C Outstanding Principal Amount on such Distribution Date), and fourth, to the Class D Noteholders (up to a maximum of the Class D Outstanding Principal Amount on such Distribution Date), in each case, pro rata based on the amounts owing to them. If there is a shortfall in the amounts required to be distributed pursuant to the preceding clauses first, second, third or fourth, then the amounts actually distributed pursuant to any such clause shall be shared among the Persons entitled thereto in proportion to the amounts owing such Persons.

(d) Any installment of interest or principal, if any, payable on any Series 2017-1 Note which is punctually paid or duly provided for by the Issuing Entity and the Indenture Trustee on the applicable Distribution Date shall be paid by the Paying Agent to the Person in whose name such Series 2017-1 Note (or one or more predecessor Notes) is registered on the Note Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Note Record Date, except that with respect to Notes registered on the Note Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

(e) The right of the Series 2017-1 Noteholders to receive payments from the Issuing Entity shall terminate on the first Business Day following the Series 2017-1 Termination Date.

Section 3.05 Accumulation Period Length and Accumulation Period Commencement Date. On or prior to the Distribution Date which is ten months prior to the Expected Principal Distribution Date and on or prior to each subsequent Distribution Date until the Accumulation Period has commenced, the Servicer shall determine in its sole discretion whether the Accumulation Period Commencement Date shall occur on the first day of the succeeding Due Period and, if the Servicer determines that the Accumulation Period Commencement Date shall be occurring on the first day of the succeeding Due Period, the Servicer shall promptly notify the Indenture Trustee and the Series 2017-1 Rating Agencies in writing of such determination.

Section 3.06 Final Payment of the Series 2017-1 Notes

(a) Series 2017-1 Noteholders shall be entitled to payment of principal in an amount equal to the Series 2017-1 Outstanding Principal Amount. However, Series 2017-1 Available Principal Amounts shall be available to pay principal on the Series 2017-1 Notes only up to the Series 2017-1 Nominal Liquidation Amount (for the purposes of this provision, without giving effect to reductions pursuant to clause (iv) of the definitions of Class A Nominal Liquidation Amount, Class B Nominal Liquidation Amount, Class C Nominal Liquidation Amount and Class D Nominal Liquidation Amount).

(b) The Series 2017-1 Notes shall be considered to be paid in full, the holders of the Series 2017-1 Notes shall have no further right or claim, and the Issuing Entity shall have no further obligation or liability for principal or interest, on the earlier to occur of:

(i)	the date on which the Series 2017-1 Outstanding Principal Amount is reduced to zero and all accrued interest on the Series 2017-1 Notes is paid in full; or

(ii)	the Legal Final Maturity Date of the Series 2017-1 Notes, after giving effect to all deposits, allocations, reallocations, sales of Dealer Notes and payments to be made on that date.

(c) In no event shall the Issuing Entity repay, redeem, repurchase or otherwise acquire for value the Class B Notes unless and until the Class A Notes have been paid in full. In no event shall the Issuing Entity repay, redeem, repurchase or otherwise acquire for value the Class C Notes unless and until the Class A Notes and the Class B Notes have been paid in full. In no event shall the Issuing Entity repay, redeem, repurchase or otherwise acquire for value the Class D Notes unless and until the Class A Notes, the Class B Notes and the Class C Notes have been paid in full.

Section 3.07 Netting of Deposits and Payments. The Issuing Entity, in its sole discretion, may make all deposits to the Series 2017-1 Interest Funding Account and the Series 2017-1 Principal Funding Account with respect to any Distribution Date net of, and after giving effect to, all reallocations to be made pursuant to Article III.

Section 3.08 Calculation Agent; Determination of LIBOR.

(a) The Issuing Entity hereby agrees that for so long as any Series 2017-1 Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the “Calculation Agent”). The Issuing Entity hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuing Entity at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuing Entity, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuing Entity shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuing Entity or its Affiliates. The Calculation Agent may not resign its duties, and the Issuing Entity may not remove the Calculation Agent, without a successor having been duly appointed, provided that if a successor is not appointed within 30 days, the Calculation Agent may petition a court of competent jurisdiction to make such appointment.

(b) The Class A Interest Rate, Class B Interest Rate, the Class C Interest Rate and the Class D Interest Rate, applicable to the then current and the immediately preceding Interest Periods, may be obtained by contacting the Indenture Trustee at its Corporate Trust Office at www.sf.citidirect.com or (888) 855-9695 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

(c) On each LIBOR Determination Date, the Calculation Agent shall send to the Servicer and the Indenture Trustee (if the Indenture Trustee is not the Calculation Agent), by electronic mail or facsimile transmission, notification of LIBOR, the Class A Interest Rate, the Class B Interest Rate, the Class C Interest Rate, the Class D Interest Rate, the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Class D Monthly Interest for the following Interest Period.

Section 3.09 Computation of Interest. Unless otherwise specified in this Indenture Supplement, interest for any period shall be calculated from and including the first day of such period, to but excluding the last day of such period.

Section 3.10 Accounts.

(a) Accounts; Deposits to and Distributions from Accounts. The Indenture Trustee shall cause to be established on or before the Issuance Date and maintain four Eligible Accounts denominated as follows: the “Series 2017-1 Interest Funding Account,” the “Series 2017-1 Principal Funding Account,” the “Series 2017-1 Negative Carry Account” and the “Series 2017-1 Spread Account” (collectively, the “Series 2017-1 Accounts”) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2017-1 Noteholders. The Indenture Trustee shall possess all right, title and interest to all funds on deposit from time to time in each of the Series 2017-1 Accounts and in all proceeds therefrom, for the benefit of the Secured Parties. The Series 2017-1 Accounts constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2017-1 Noteholders. If, at any time, the institution holding any Series 2017-1 Account ceases to be an Eligible Institution, the Issuing Entity shall within 15 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Series 2017-1 Rating Agency may consent) establish a new applicable Series 2017-1 Account, that is an Eligible Account and shall transfer any cash and/or investments to such new Series 2017-1 Account. From the date such new Series 2017-1 Account is established, it shall be a Series 2017-1 Account, bearing the name of the Series 2017-1 Account it has replaced. The Indenture Trustee shall not be responsible for protecting or maintaining any security interest in the Series 2017-1 Accounts.

(b) All payments to be made from time to time by the Indenture Trustee to Series 2017-1 Noteholders out of funds in the Series 2017-1 Accounts pursuant to this Indenture Supplement shall be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Distribution Date but only to the extent of funds in the applicable Series 2017-1 Account or as otherwise provided in Article III.

Section 3.11 Spread Account.

(a) On the Closing Date, the Depositor shall deposit into the Series 2017-1 Spread Account an amount equal to the Spread Account Initial Deposit.

(b) Funds on deposit in the Series 2017-1 Spread Account overnight or for a longer period shall at all times be invested in Eligible Investments at the written direction of the Servicer or its agent, subject to the restrictions set forth in the Indenture and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date. Net interest and earnings (less investment expenses) on funds on deposit in the Series 2017-1 Spread Account, if any, shall constitute Series 2017-1 Noteholder Available Interest Amounts.

(c) On any Transfer Date on which the amount of funds on deposit in the Series 2017-1 Spread Account is greater than the Spread Account Required Amount on such Transfer Date, unless otherwise instructed by the Depositor, the Servicer shall withdraw the amount of such excess from the Series 2017-1 Spread Account and allocate and pay such excess to the holders of the Certificates.

(d) Upon payment in full of the Outstanding Principal Amount of the Series 2017-1 Notes, any funds remaining on deposit in the Series 2017-1 Spread Account shall be distributed to the holders of the Certificates.

(e) If the Spread Account Required Amount increases as a result of an increase in the Spread Account Percentage, to the extent that Series 2017-1 Available Interest Amounts are insufficient to make the deposit described in Section 3.01(a)(vi), the Depositor may, in its sole discretion, deposit the amount of such shortfall into the Spread Account. In addition, the Depositor may, in its discretion, at any time and from time to time, deposit additional amounts into the Spread Account (together with any discretionary increases in the Series 2017-1 Overcollateralization Amount) up to 5.0% of the initial Series 2017-1 Nominal Liquidation Amount.

Section 3.12 Negative Carry Account.

(a) During the Revolving Period, if funds are deposited into the Series 2017-1 Principal Funding Account from the Excess Funding Account, then concurrent with such deposit, funds will be deposited into the Series 2017-1 Negative Carry Account to bring the balance in the Series 2017-1 Negative Carry Account up to the Required Negative Carry Account Balance.

(b) If on any Transfer Date, the amount on deposit in the Series 2017-1 Negative Carry Account exceeds the Required Negative Carry Account Balance on such Transfer Date, the Servicer shall withdraw such excess from the Series 2017-1 Negative Carry Account and pay such excess to the holders of the Certificates; provided, however, that if funds are released from the Series 2017-1 Principal Funding Account and concurrently with such release funds are required to be deposited into the Series 2017-1 Spread Account to maintain the Spread Account Required Amount, such funds in an amount up to the Spread Account Deposit Amount shall be withdrawn from the Series 2017-1 Negative Carry Account and deposited into the Series 2017-1 Spread Account; provided, further, that in the event Series 2017-1 Available Principal Amounts have been used to make deposits into the Series 2017-1 Negative Carry Account and there remains any Series 2017-1 Unreimbursed Amount, such funds in an amount up to the amount of Series 2017-1 Available Principal Amounts so used and not previously reimbursed shall be treated as Series 2017-1 Available Principal Amounts for the reinstatement of the Series 2017-1 Collateral Amount.

(c) Funds on deposit in the Series 2017-1 Negative Carry Account overnight or for a longer period shall at all times be invested in Eligible Investments at the written direction of the Servicer or its agent, subject to the restrictions set forth in the Indenture and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date. Net interest and earnings (less investment expenses) on funds on deposit in the Series 2017-1 Negative Carry Account, if any, shall constitute Series 2017-1 Available Interest Amounts.

(d) Upon payment in full of the Outstanding Principal Amount of the Series 2017-1 Notes, any funds remaining on deposit in the Series 2017-1 Negative Carry Account shall be distributed to the holders of the Certificates.

Section 3.13 Principal Funding Account. If on any day during the Revolving Period the amounts on deposit in the Series 2017-1 Principal Funding Account exceed the amount required to maintain the Seller’s Interest at the Minimum Seller’s Interest, the Issuing Entity may withdraw such excess from the Series 2017-1 Principal Funding Account and treat such amount as “Excess Available Principal Amounts;” provided, however, that such excess shall only be released if after after giving effect to such withdrawal and application and all other deposits, withdrawals and applications to be made on such date, the Seller’s Interest shall not be less than the Minimum Seller’s Interest, the funds on deposit in the Series 2017-1 Spread Account shall not be less than the Spread Account Required Amount, the funds on deposit in the Series 2017-1 Negative Carry Account shall not be less than the Required Negative Carry Account Balance, and there is no writedown of the Series 2017-1 Overcollateralization Amount, the Series 2017-1 Collateral Amount or the Outstanding Principal Amount of any Series 2017-1 Notes, in each case, after giving effect to such deposits, withdrawals and applications.

Section 3.14 Reports and Statements to Series 2017-1 Noteholders.

(a) On each Distribution Date, the Indenture Trustee shall post to the following website, www.sf.citidirect.com, for viewing by each Series 2017-1 Noteholder, a statement substantially in the form of Exhibit B (the “Servicer Certificate”) prepared and supplied to the Indenture Trustee by the Servicer.

(b) Not later than the Transfer Date, the Servicer shall deliver to the Owner Trustee, each Series 2017-1 Rating Agency and the Indenture Trustee the Servicer Certificate.

(c) On or before January 31 of each calendar year, beginning with January 31, 2015, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2017-1 Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2017-1 Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2017-1 Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 4.02 Counterparts. This Indenture Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 4.03 Governing Law. This Indenture Supplement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 4.04 Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Indenture Supplement has been countersigned by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Owner Trustee. In no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreement or other obligations of Issuing Entity hereunder or in any certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuing Entity. For all purposes of this Indenture Supplement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 4.05 No Registration of the Offered Notes under the Securities Act.

(a) The Offered Notes have not been registered and will not be registered under the Securities Act, or any state securities laws and may only be offered, resold, pledged or otherwise transferred only in accordance with the Indenture and this Indenture Supplement and only (i) so long as such Offered Notes are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (a “Qualified Institutional Buyer”) acquiring the Offered Notes for its own account or as a fiduciary or agent for others (which others must also be Qualified Institutional Buyers) to whom notice is given that the resale or other transfer is being made in reliance on Rule 144A, (ii) pursuant to an effective registration statement under the Securities Act (however, there is no undertaking to register the Offered Notes under any United States federal or state securities laws or any securities laws of any other jurisdiction on any future date), or (iii) if the Offered Notes are not eligible for resale pursuant to Rule 144A, pursuant to an exemption from registration under the Securities Act other than Rule 144A, and, in each case, in accordance with applicable United States federal or state securities laws or any securities laws of any other applicable jurisdiction.

(b) Each purchaser and any transferor, as applicable, of an Offered Note will be deemed to represent and agree that:

(i) (x) the purchaser (i) is a Qualified Institutional Buyer, (ii) is aware that the sale to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and if it is acquiring any such Series 2017-1 Notes or any interest or participation therein for the account of any other Qualified Institutional Buyer, that other Qualified Institutional Buyer is aware that the sale is being made in reliance on Rule 144A, and (iii) is acquiring the Series 2017-1 Notes or any interest or participation therein for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the purchaser exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such Series 2017-1 Note for the purchaser and for each such account;

(ii) the purchaser and any transferee understand that the Series 2017-1 Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Series 2017-1 Notes have not been and will not be registered under the Securities Act or any state or other applicable securities laws, and, if in the future the purchaser or any transferee decides to offer, resell, pledge or otherwise transfer the Series 2017-1 Notes, such Series 2017-1 Notes may be offered, resold, pledged or otherwise transferred only in accordance with the Indenture and this Indenture Supplement and only (a) so long as such Series 2017-1 Notes are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a Qualified Institutional Buyer acquiring the Series 2017-1 Notes for its own account or as a fiduciary or agent for others (which others must also be Qualified Institutional Buyers) to whom notice is given that the resale or other transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act (however, there is no undertaking to register the Series 2017-1 Notes under any United States federal or state securities laws or any securities laws of any other jurisdiction on any future date), or (c) if the Series 2017-1 Notes are not eligible for resale pursuant to Rule 144A, pursuant to an exemption from registration under the Securities Act other than Rule 144A, and, in each case, in accordance with applicable United States federal or state securities laws or any securities laws of any other applicable jurisdiction. The purchaser and any transferee acknowledge that no representation is made by the Issuing Entity or any initial purchasers, as the case may be, as to the availability of any exemption under the Securities Act or any applicable state securities laws for resale of the Series 2017-1 Notes;

(iii) unless the relevant legend set out below has been removed from the relevant Series 2017-1 Notes, the purchaser shall notify each transferee of the Series 2017-1 Notes that (a) such Series 2017-1 Notes have not been registered under the Securities Act, (b) the holder of such Series 2017-1 Notes is subject to the restrictions on the resale or other transfer thereof described in paragraph (ii) above, (c) such transferee shall be deemed to have represented (1) either (A) if the Series 2017-1 Notes are eligible for resale pursuant to Rule 144A, such transferee is a Qualified Institutional Buyer acquiring the Series 2017-1 Notes for its own account or as a fiduciary for others (which are Qualified Institutional Buyers), or (B) if the Series 2017-1 Notes are not eligible for resale pursuant to Rule 144A, that such transferee is acquiring such Series 2017-1 Notes in reliance on an exemption under the Securities Act other than Rule 144A, and (2) that such transferee shall notify its subsequent transferees as to the foregoing;

(iv) the purchaser and any transferee understand that an investment in the Series 2017-1 Notes involves certain risks, including the risk of loss of all or a substantial part of its investment. The purchaser and any transferee have had access to such financial and other information concerning the Issuing Entity and the Series 2017-1 Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Series 2017-1 Notes, including an opportunity to ask questions of and request information from the Servicer and the Issuing Entity. The purchaser and any transferee have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Series 2017-1 Notes, and the purchaser and any transferee and any accounts for which it is acting are each able to bear the economic risk of its investment for an indefinite period of time;

(v) in connection with the purchase of the Series 2017-1 Notes (a) none of the Issuing Entity, any initial purchasers, the Servicer, NFC, the Depositor or the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the purchaser or any transferee; (b) the purchaser or any transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuing Entity, any initial purchasers, the Servicer, NFC, the Depositor or the Indenture Trustee other than in a current confidential offering memorandum supplement or the confidential offering memorandum for such Series 2017-1 Notes and any representations expressly set forth in a written agreement with such party; (c) none of the Issuing Entity, any initial purchasers, the Servicer, NFC, the Depositor or the Indenture Trustee has given to the purchaser or any transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Series 2017-1 Notes, (d) the purchaser or any transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuing Entity, any initial purchasers, the Servicer, NFC, the Depositor or the Indenture Trustee, (e) the purchaser or any transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Series 2017-1 Notes reflect those in the relevant market for similar transactions, (f) the purchaser or any transferee is purchasing the Series 2017-1 Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (g) the purchaser or any transferee is a sophisticated investor familiar with transactions similar to its investment in the Series 2017-1 Notes;

(vi) the purchaser and each transferee acknowledge that each Series 2017-1 Note will bear a legend to the following effect unless determined otherwise by the Issuing Entity:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED

STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) (A) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW AND (B) CERTAIN OTHER REQUIREMENTS ARE SATISFIED, IF APPLICABLE, AS SET FORTH IN SECTION 4.05(b)(viii) OF THE INDENTURE.

(vii) each of the purchaser and any transferee either (x) is not acquiring the notes with the assets of a Plan or any other plan that is subject to any law that is substantially similar to ERISA or Section 4975 of the Code, or (y) its acquisition and holding of the Series 2017-1 Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any substantially similar law;

(viii) each purchaser and transferee that is a Plan, including its Plan Fiduciary, is deemed to represent and warrant by its acquisition of the Series 2017-1 Notes that: (a) the decision to acquire the Series 2017-1 Notes has been made on an arms’ length basis by the Plan Fiduciary; (b) the Depositor, the Servicer, the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Initial Purchasers or any of their respective affiliates (collectively, the “Transaction Parties”) have not provided nor will provide advice with respect to the acquisition of the Series 2017-1 Notes by the Plan, other than to the Plan Fiduciary which is independent of the Transaction Parties, and the Plan Fiduciary either: (i) is a bank as defined in Section 202 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a U.S. state or U.S. federal agency, (ii) is an insurance carrier which is qualified under the laws of more than one U.S. state to perform the services of managing, acquiring or disposing of assets of a plan, (iii) is an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the U.S. state in which it maintains its principal office and place of business, (iv) is a broker-dealer registered under the U.S. Securities Exchange Act of 1934, as amended or (v) holds, or has under its management or control, total assets of at least U.S. $50 million (provided that this clause (v) shall not be satisfied if the Plan Fiduciary is an individual directing his or her own individual retirement account or plan account or relative of such individual); (c) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the acquisition by the Plan of the Series 2017-1 Notes; (d) the Plan Fiduciary is a “fiduciary” with respect to the Plan within the meaning of Section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the Plan’s acquisition of the Series 2017-1 Notes, (e) none of the Transaction Parties has exercised any authority to cause the Plan to invest in the Series 2017-1 Notes or to negotiate the terms of the Plan’s investment in the Series 2017-1 Notes; and (f) the Plan Fiduciary has been informed by the Transaction Parties: (i) that none of the Transaction Parties are undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Plan’s acquisition of the Series 2017-1 Notes and (ii) of the existence and nature of the Transaction Parties’ financial interests in the Plan’s acquisition of the Series 2017-1 Notes;

(ix) the purchaser and any transferee are not purchasing the Series 2017-1 Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act;

(x) the purchaser and any transferee will provide notice to each person to whom it proposes to transfer any interest in the Series 2017-1 Notes of the transfer restrictions and representations set forth in the Indenture and this Indenture Supplement, including the exhibits thereto;

(xi) the purchaser or any transferee acknowledges that the Series 2017-1 Notes do not represent deposits with or other liabilities of the Indenture Trustee, any initial purchasers, the Servicer, NFC, the Depositor or any entity related to any of them. Unless otherwise expressly provided in the Indenture or this Indenture Supplement, each of the Indenture Trustee, any initial purchasers, the Servicer, NFC, the Depositor or any entity related to any of them shall not, in any way, be responsible for or stand behind the capital value or the performance of the Series 2017-1 Notes or the assets held by the Issuing Entity; and

(xii) the purchaser acknowledges that the Indenture Trustee, the Issuing Entity, any initial purchasers, the Servicer, NFC, the Depositor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by virtue of its purchase of a Series 2017-1 Note (or a beneficial interest therein) is no longer accurate, then it shall promptly so notify NFC and the Depositor in writing.

Section 4.06 Retained Notes.

(a) As of the date of this Indenture, the Retained Notes have not been registered under the Securities Act and will not be listed on any exchange. Unless and until such Retained Notes have been sold pursuant to a transaction registered under the Securities Act, no transfer of such a Retained Note shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. Any transferee, other than the Issuing Entity or a Person that is considered the same Person as the Issuing Entity for Federal income tax purposes, acquiring a Retained Note or an interest therein shall be deemed to have made the representations set forth in Section 2.05(a).

(b) No Retained Notes may be sold, pledged or transferred unless counsel satisfactory to the Indenture Trustee and the Depositor has rendered an opinion to the effect that the Retained Notes to be sold, pledged, or transferred, upon transfer, will be characterized as indebtedness for Federal income tax purposes.

(c) Legends. Each Retained Note will bear a legend in substantially the following form:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

NO RETAINED NOTES MAY BE SOLD, PLEDGED OR TRANSFERRED UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED, UPON SUCH TRANSFER, WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

(d) Exchange for Global Notes. If the Series 2017-1 Noteholder of a Retained Note wishes to transfer all or a part of its interest in such Retained Note, such holder shall, subject to the terms hereof and the rules and procedures of the Depository, transfer or cause the transfer of such interest for an equivalent beneficial interest in a Global Note. Subject to the rules and procedures of the Depository, upon (A) receipt by the Note Registrar of such Retained Note properly endorsed for such transfer, (B) receipt by the Note Registrar of written instructions from the Series 2017-1 Noteholder of such Retained Note designating the number, the names, and the principal amounts of Series 2017-1 Notes in the form of Global Notes into which such Retained Note is to be exchanged (the aggregate of such principal amounts being equal to the aggregate principal amount of the Retained Notes surrendered for exchange) and (C) receipt by the Indenture Trustee and the Depositor of an opinion to the effect that the Retained Notes to be sold, pledged, or transferred, upon transfer, will be characterized as indebtedness for Federal income tax purposes, then the Note Registrar will reduce the aggregate principal amount of such Retained Note by the aggregate principal amount of the beneficial interest in such Retained Note to be transferred or exchanged and instruct the Depository to increase the aggregate principal amount of the Global Note specified in such instructions by an aggregate principal amount equal to such reduction in such aggregate principal amount of the Retained Note and make the corresponding adjustments to the applicable participants’ accounts and, if a new Global Note shall be required, the Issuing Entity shall execute and the Indenture Trustee shall authenticate and deliver Global Notes of the same Series in the form requested in clause (B), registered in the names specified in the assignment described in clause (B) above, in principal amounts designated by the transferee (the aggregate of such amounts being equal to the interest in the Retained Notes surrendered by the transferor), which shall not be less than the minimum denomination for the Series 2017-1 Notes. For the avoidance of doubt, the Note Registrar shall be under no obligation to request, and shall suffer no liability for the failure to receive, the instructions and certificates described in clauses (A), (B) and (C) in the immediately preceding sentence.

(e) Transfers Void. Any attempted sale, pledge or other transfer in contravention of this Section 4.06 will be void ab initio and the purported transferor will continue to be treated as the owner of the Retained Note.

(f) Amendments to Transfer Restrictions. In the event that the Issuing Entity or a Person that is considered the same Person as the Issuing Entity for Federal income tax purposes holds all or a portion of any class of Series 2017-1 Notes, it shall be entitled to amend the transfer restrictions applicable to such Retained Notes without the consent of the Indenture Trustee or any of the Series 2017-1 Noteholders, subject to the requirements of Section 10.01 of the Indenture.

Section 4.07 Consent to Amendments in Backup Servicing Agreement. By its purchase and acceptance of a Series 2017-1 Note, each purchaser thereof shall be deemed to have consented to the terms, provisions and limitations specified in Exhibit A to the Backup Servicing Agreement which will be applicable upon the appointment of the Backup Servicer as Successor Servicer under the Pooling and Servicing Agreement.

Section 4.08 Amendments. Notwithstanding anything herein or the Indenture to the contrary, the definitions of “Excess Cash Collateral Trigger,” “Minimum Seller’s Interest,” “Mismatch Rate,” “Required Seller’s Percentage,” “Series 2017-1 Subordinated Seller’s Interest Factor” and “Spread Account Percentage,” contained in this Indenture Supplement may be amended by the Issuing Entity upon satisfaction of the Series 2017-1 Rating Agency Condition with respect thereto, but without the consent of any other Person (including any Securityholder). Notice of any such amendment shall be delivered to the Securityholders in accordance with the Indenture.

Section 4.09 Compliance with Credit Risk Retention Rules. The Sponsor or a Wholly-Owned Affiliate of the Sponsor shall, to the extent required, retain an economic interest in the credit risk of the securitized assets in accordance in all material respects with Regulation RR, including the restrictions on sale, pledging and hedging set forth therein. In the event that the Overcollateralization Amount for any Series is less than 5.0% of the aggregate unpaid principal balance of any outstanding investor Notes of such Series (net of any amount held in the principal funding account that satisfies the requirements for Regulation RR for such Notes and excluding any Notes held for the life of such Notes by the Sponsor or its Wholly-Owned Affiliates), then the Sponsor, either directly or through a Wholly-Owned Affiliate, will retain a portion of the principal amount of Dealer Notes held by the Issuing Entity not allocated as subordination to any Series such that, when added to such Overcollateralization Amount for such Series, the result will not be less than 5.0%, in each case, calculated in accordance with Regulation RR. For the avoidance of doubt, the Owner Trustee and Indenture Trustee have no obligation or responsibility to monitor or enforce any party or other Person’s compliance with Regulation RR and shall not be liable to any Securityholder or other Person for any violation of Regulation RR or any similar rule now or hereafter in effect.

Section 4.10 Fitch as Rating Agency. So long as the Series 2017-1 Notes remain outstanding and Fitch Ratings, Inc. is a Series 2017-1 Rating Agency, in addition to the ratings required by Section 8.09 of the Indenture, the Indenture Trustee shall also have a long term unsecured debt rating of at least A by Fitch Ratings, Inc. and a short term rating of at least F1 by Fitch Ratings, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee and not in its individual capacity

By:	/s/ Elizabeth B. Ferry
Name:	Elizabeth B. Ferry
Title:	Vice President

By:	/s/ Susan T. Rodriguez
Name:	Susan T. Rodriguez
Title:	Vice President

CITIBANK, N.A., as Indenture Trustee and not in its individual capacity

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Vice President

Solely with respect to Section 4.09, acknowledged and agreed to as of the day and year first above written by: NAVISTAR FINANCIAL CORPORATION

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

EXHIBIT A-1

FORM OF SERIES 2017-1 NOTE, CLASS A

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF THIS NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THIS NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN

Ex. A-1-1

SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) (A) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW AND (B) CERTAIN OTHER REQUIREMENTS ARE SATISFIED, IF APPLICABLE, AS SET FORTH IN SECTION 4.05(b)(viii) OF THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex. A-1-2

A-1 REGISTERED $	No. CUSIP NO.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

FLOATING RATE DEALER NOTE ASSET BACKED NOTES, SERIES 2017-1

Navistar Financial Dealer Note Master Owner Trust II, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable no sooner than on the June 2019 Distribution Date (the “Expected Principal Distribution Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 2022 Distribution Date (the “Legal Final Maturity Date”). Interest shall accrue on this Note from each Distribution Date (or, in the case of the first Distribution Date, from the date of issuance of this Note) to but excluding the following Distribution Date. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

Ex. A-1-3

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, as Issuing Entity

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Date: , 20

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within-mentioned Indenture.

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 20

Ex. A-1-4

[REVERSE OF NOTE]

This Series 2017-1 Note, Class A is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its Floating Rate Dealer Note Asset Backed Notes, Series 2017-1 Class A (herein called the “Notes”), all issued under an Indenture dated as of November 2, 2011 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June 28, 2017 (the “Indenture Supplement”), between the Issuing Entity and Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuing Entity, the Indenture Trustee or the Owner Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Ex. A-1-5

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Person from whom it receives payments on the Notes (including the Paying Agent) the Noteholder Tax Identification Information and, upon request, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Ex. A-1-6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)                                          the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed

Ex. A-1-7

EXHIBIT A-2

FORM OF SERIES 2017-1 NOTE, CLASS B

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF THIS NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THIS NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN

Ex. A-2-1

SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) (A) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW AND (B) CERTAIN OTHER REQUIREMENTS ARE SATISFIED, IF APPLICABLE, AS SET FORTH IN SECTION 4.05(b)(viii) OF THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex. A-2-2

B-1 REGISTERED $	No. CUSIP NO.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

FLOATING RATE DEALER NOTE ASSET BACKED NOTES, SERIES 2017-1

Navistar Financial Dealer Note Master Owner Trust II, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable no sooner than on the June 2019 Distribution Date (the “Expected Principal Distribution Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 2022 Distribution Date (the “Legal Final Maturity Date”). Interest shall accrue on this Note from each Distribution Date (or, in the case of the first Distribution Date, from the date of issuance of this Note) to but excluding the following Distribution Date. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

This Series 2017-1 Note, Class B is subordinate in the right to payment to the Series 2017-1 Notes, Class A in the manner provided in the Indenture and the Indenture Supplement.

Ex. A-2-3

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, as Issuing Entity

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Date: , 20

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within-mentioned Indenture.

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 20

Ex. A-2-4

[REVERSE OF NOTE]

This Series 2017-1 Note, Class B is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its Floating Rate Dealer Note Asset Backed Notes, Series 2017-1 Class B (herein called the “Notes”), all issued under an Indenture dated as of November 2, 2011 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June 28, 2017 (the “Indenture Supplement”), between the Issuing Entity and Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuing Entity, the Indenture Trustee or the Owner Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Ex. A-2-5

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Person from whom it receives payments on the Notes (including the Paying Agent) the Noteholder Tax Identification Information and, upon request, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Ex. A-2-6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)                                          the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed

Ex. A-2-7

EXHIBIT A-3

FORM OF SERIES 2017-1 NOTE, CLASS C

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF THIS NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THIS NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN

Ex. A-3-1

SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) (A) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW AND (B) CERTAIN OTHER REQUIREMENTS ARE SATISFIED, IF APPLICABLE, AS SET FORTH IN SECTION 4.05(b)(viii) OF THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex. A-3-2

C-1 REGISTERED $	No. CUSIP NO.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

FLOATING RATE DEALER NOTE ASSET BACKED NOTES, SERIES 2017-1

Navistar Financial Dealer Note Master Owner Trust II, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable no sooner than on the June 2019 Distribution Date (the “Expected Principal Distribution Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 2022 Distribution Date (the “Legal Final Maturity Date”). Interest shall accrue on this Note from each Distribution Date (or, in the case of the first Distribution Date, from the date of issuance of this Note) to but excluding the following Distribution Date. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

This Series 2017-1 Note, Class C is subordinate in the right to payment to the Series 2017-1 Notes, Class A and the Series 2017-1 Notes, Class B in the manner provided in the Indenture and the Indenture Supplement.

Ex. A-3-3

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, as Issuing Entity

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Date:	, 20

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within-mentioned Indenture.

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:	, 20

Ex. A-3-4

[REVERSE OF NOTE]

This Series 2017-1 Note, Class C is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its Floating Rate Dealer Note Asset Backed Notes, Series 2017-1 Class C (herein called the “Notes”), all issued under an Indenture dated as of November 2, 2011 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June 28, 2017 (the “Indenture Supplement”), between the Issuing Entity and Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuing Entity, the Indenture Trustee or the Owner Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Ex. A-3-5

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Person from whom it receives payments on the Notes (including the Paying Agent) the Noteholder Tax Identification Information and, upon request, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Ex. A-3-6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)                                          the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed

Ex. A-3-7

EXHIBIT A-4

FORM OF SERIES 2017-1 NOTE, CLASS D

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $1,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF THIS NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THIS NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN

Ex. A-4-1

SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) (A) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW AND (B) CERTAIN OTHER REQUIREMENTS ARE SATISFIED, IF APPLICABLE, AS SET FORTH IN SECTION 4.05(b)(viii) OF THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex. A-4-2

D-1 REGISTERED $	No. CUSIP NO.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

FLOATING RATE DEALER NOTE ASSET BACKED NOTES, SERIES 2017-1

Navistar Financial Dealer Note Master Owner Trust II, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable no sooner than on the June 2019 Distribution Date (the “Expected Principal Distribution Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 2022 Distribution Date (the “Legal Final Maturity Date”). Interest shall accrue on this Note from each Distribution Date (or, in the case of the first Distribution Date, from the date of issuance of this Note) to but excluding the following Distribution Date. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

This Series 2017-1 Note, Class D is subordinate in the right to payment to the Series 2017-1 Notes, Class A, the Series 2017-1 Notes, Class B, and the Series 2017-1 Notes, Class C in the manner provided in the Indenture and the Indenture Supplement.

Ex. A-4-3

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, as Issuing Entity

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Date: , 20

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within-mentioned Indenture.

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 20

Ex. A-4-4

[REVERSE OF NOTE]

This Series 2017-1 Note, Class D is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its Floating Rate Dealer Note Asset Backed Notes, Series 2017-1 Class D (herein called the “Notes”), all issued under an Indenture dated as of November 2, 2011 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June 28, 2017 (the “Indenture Supplement”), between the Issuing Entity and Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuing Entity, the Indenture Trustee or the Owner Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Ex. A-4-5

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Person from whom it receives payments on the Notes (including the Paying Agent) the Noteholder Tax Identification Information and, upon request, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Ex. A-4-6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)                                          the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed

Ex. A-4-7

EXHIBIT B

FORM OF MONTHLY SERVICER AND SETTLEMENT CERTIFICATE

NOTE STATEMENT

MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

SERIES 2017-1 NOTES

Under the Series 2017-1 Indenture Supplement dated as of June 28, 2017 (the “Indenture Supplement”) by and among the Navistar Financial Dealer Note Master Owner Trust II (the “Master Owner Trust II”) and the Citibank N.A. , as trustee (the “Indenture Trustee”), the information which is required to be prepared with respect to the Distribution Date of                     , the Transfer Date of                      and with respect to the performance of the Master Owner Trust II during the Due Period ended on                      and the Distribution Period ended on                      is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Master Owner Trust II as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

1	NFC is Servicer under the Agreement.

2	The undersigned is a Servicing Officer.

3	Master Trust II Information.

3.1	The amount of the Advance, if any, for the Due Period	0.00

3.2	The amount of ITEC Finance Charges for the Due Period	0.00

3.3	The average daily balance of Dealer Notes outstanding during the Due Period	0.00

3.4	The total amount of Advance Reimbursements for the Due Period	0.00

3.5	The aggregate principal amount of Dealer Notes repaid during the Due Period	0.00

3.6	The aggregate principal amount of Dealer Notes purchased by the Master Trust II during the Due Period	0.00

3.7.1	The amount of the Servicing Fee for the Due Period	0.00

3.7.2	The amount of the Backup Servicing Fee for the Due Period	0.00

3.7.3	The amount of the Backup Servicing Expenses for the Due Period	0.00

3.8	The average daily Master Trust II Seller’s Interest during the Due Period	0.00

3.9	The Master Trust II Seller’s Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement)	0.00

3.10	The aggregate amount of Collections for the Due Period	0.00

3.11	The aggregate amount of Finance Charge Collections for the Due Period	0.00

Ex. C

3.12	The aggregate amount of Principal Collections for the Due Period	0.00

3.13	The amount of Dealer Note Losses/(Recoveries) for the Due Period	0.00

3.14	The aggregate amount of Dealer Notes as of the last day of the Due Period	0.00

3.15	The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the Agreement)	0.00

3.16	Eligible Investments in the Excess Funding Account:

	a. The aggregate amount of funds invested in Eligible Investments as of the end of the Due Period	0.00
	b. Description of each Eligible Investment:	“xxx”
	c. The rate of interest applicable to each such Eligible Investment	0.00
	d. The rating of each such Eligible Investment	AAAm/Aaa

3.17	The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of the end of the Due Period	0.00

3.18	The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust II as of the end of the Due Period:

	i) DEALER’S NAME 1
	ii) DEALER’S NAME 2
	iii) DEALER’S NAME 3
	iv) DEALER’S NAME 4
	v) DEALER’S NAME 5

3.19	Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.00

3.20	The aggregate amount of Dealer Notes issued to finance used vehicles, as of the end of the Due Period	0.00

3.21	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)	0.00

3.22	Eligible Investments in the Servicer Transition Fee Account:

	a. The aggregate amount of funds invested in Eligible Investments	0.00
	b. Description of each Eligible Investment:	“xxx”
	c. The rate of interest applicable to each such Eligible Investment	0.00
	d. The rating of each such Eligible Investment	0.00

3.23	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the Distribution Date)	0.00

Ex. C

4.0	[RESERVED]

5	Series 2017-1 Notes Information

5.1	Series 2017-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2017-1 Indenture Supplement and to payments made on the Payment Date).	0.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2017-1 Nominal Liquidation Amount, if any, as of the Transfer Date	0.00

5.2	Series 2017-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2017-1 Indenture Supplement and to payments made on the Payment Date).	0.00

5.3	Series 2017-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2017-1 Indenture Supplement and to payments made on the Payment Date).	0.00

	Series 2017-1 Target Overcollateralization Amount, if any, as of the Transfer Date	0.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2017-1 Overcollateralization Amount Deficiency, if any, as of the Transfer Date	0.00

5.4	Series 2017-1 Noteholder Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

	Series 2017-1 Subordinated Seller’s Interest Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

	Series 2017-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.5	Series 2017-1 Noteholder Allocated Interest Amounts for the Due Period	0.00

	Series 2017-1 Subordinated Seller’s Interest Allocated Interest Amounts for the Due Period	0.00

	Series 2017-1 Allocated Interest Amounts for the Due Period	0.00

5.6	Series 2017-1 Noteholder Allocated Principal Amounts for the Due Period	0.00

	Series 2017-1 Subordinated Seller’s Interest Allocated Principal Amounts for the Due Period	0.00

	Series 2017-1 Allocated Principal Amounts for the Due Period	0.00

5.7	[Reserved]	0.00

5.8	Series 2017-1 Noteholder Available Interest Amounts with respect to the Due Period	0.00

	Series 2017-1 Additional Available Interest Amounts with respect to the Due Period	0.00

	Series 2017-1 Available Interest Amounts with respect to the Due Period	0.00

Ex. C

5.9	Series 2017-1 Noteholder Available Principal Amounts with respect to the Due Period	0.00

	Series 2017-1 Additional Available Principal Amounts with respect to the Due Period	0.00

	Series 2017-1 Available Principal Amounts with respect to the Due Period	0.00

5.10	Shortfall in Series Available Principal Amounts, if any, for the Due Period	0.00

5.11	Sellers Invested Amount for the Series 2017-1 Notes for the Due Period	0.00

5.12	Shortfall in Series Available Interest Amounts, if any, for the Due Period	0.00

5.13	Unreimbursed reductions to the Series 2017-1 Collateral Amount, if any, for the Due Period	0.00

5.14	Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the Transfer Date	0.00

5.15	Series 2017-1 Required Seller’s Invested Amount as of the Payment Date	0.00

5.16	Series 2017-1 Controlled Accumulation Amount, if any, for the Due Period	0.00

5.17	Series 2017-1 Controlled Deposit Amount, if any, for the Due Period	0.00

5.18	Series Noteholder Variable Allocation Percentage for the Due Period	0.00

	Series Subordinated Seller’s Interest Variable Allocation Percentage for the Due Period	0.00

	Series Variable Allocation Percentage for the Due Period	0.00

5.19	Series Noteholder Fixed Allocation Percentage for the Due Period	0.00

	Series Subordinated Seller’s Interest Fixed Allocation Percentage for the Due Period	0.00

	Series Fixed Allocation Percentage for the Due Period	0.00

5.20	Total amount to be distributed on the Series 2017-1 Notes on the Payment Date	0.00

5.21	Total amount, if any, to be distributed on the Series 2017-1 Notes on the Payment Date allocable to the Outstanding Principal Amount	0.00

5.22	Total amount to be distributed on the Series 2017-1 Notes on the Payment Date allocable to interest on the Series 2017-1 Notes	0.00

5.23.1	Series 2017-1 Servicing Fee to be paid on the Payment Date	0.00

5.23.2	Series 2017-1 Backup Servicing Expenses to be paid on the Payment Date	0.00

5.23.3	Series 2017-1 Backup Servicing Fee to be paid on the Payment Date	0.00

Ex. C

5.24.1	Series 2017-1 Investment Income	0.00

5.24.2	Series 2017-1 Principal Funding Account investment income	0.00

5.24.3	Series 2017-1 Negative Carry Account investment income	0.00

5.24.4	Series 2017-1 Interest Funding Account investment income	0.00

5.24.5	Series 2017-1 Spread Account investment income	0.00

5.25	Series Excess Available Interest Amounts for the Due Period	0.00

5.26	Excess Available Interest Amounts for the Due Period allocated to other Series of Notes	0.00

5.27	[RESERVED]

5.28	Excess Available Principal Collections allocated from other series of Notes to Series 2017-1 for the Due Period	0.00

5.29	[RESERVED]

5.30	Amount of Excess Available Principal Collections allocated to other Series of Notes for the Due Period	0.00

5.31	Cash Collateral Percentage as of the Transfer Date	0.00

5.32	Mismatch Amount for the Series 2017-1 Notes for the Due Period	0.00

5.33	Reimbursement Amount for the Series 2017-1 Notes for the Due Period	0.00

5.34	Certain amounts and calculations referenced in the definition of Early Redemption Event	See Exhibit “A”

6	Account Information

6.1	Series 2017-1 Spread Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

	Series 2017-1 Spread Account Required Amount, if any, as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.2	Series 2017-1 Principal Funding Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.3	Series 2017-1 Negative Carry Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

	Series 2017-1 Required Negative Carry Account Balance, if any, as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.4	Series 2017-1 Interest Funding Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

Ex. C

7	Class A Notes Information

7.1	Class A Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

7.2	Class A Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

7.3	Total amount to be distributed on the Class A Notes on the Payment Date	0.00

7.4	Total amount, if any, to be distributed on the Class A Notes on the Payment Date allocable to the Class A Outstanding Principal Amount	0.00

7.5	Total amount to be distributed on the Class A Notes on the Payment Date allocable interest on the Class A Notes	0.00

7.6	Class A Monthly Interest for the Interest Period	0.00

8	Class B Notes Information

8.1	Class B Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

8.2	Class B Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

8.3	Total amount to be distributed on the Class B Notes on the Payment Date	0.00

8.4	Total amount, if any, to be distributed on the Class B Notes on the Payment Date allocable to the Class B Outstanding Principal Amount	0.00

8.5	Total amount to be distributed on the Class B Notes on the Payment Date allocable interest on the Class B Notes	0.00

8.6	Class B Monthly Interest for the Interest Period	0.00

9	Class C Notes Information

9.1	Class C Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

9.2	Class C Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

9.3	Total amount to be distributed on the Class C Notes on the Payment Date	0.00

9.4	Total amount, if any, to be distributed on the Class C Notes on the Payment Date allocable to the Class C Outstanding Principal Amount	0.00

9.5	Total amount to be distributed on the Class C Notes on the Payment Date allocable interest on the Class C Notes	0.00

9.6	Class C Monthly Interest for the Interest Period	0.00

Ex. C

10	Class D Notes Information

10.1	Class D Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

10.2	Class D Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

10.3	Total amount to be distributed on the Class D Notes on the Payment Date	0.00

10.4	Total amount, if any, to be distributed on the Class D Notes on the Payment Date allocable to the Class D Outstanding Principal Amount	0.00

10.5	Total amount to be distributed on the Class D Notes on the Payment Date allocable interest on the Class D Notes	0.00

10.6	Class D Monthly Interest for the Interest Period	0.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this      day of             ,             . “xxxx”

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:
Its:

Ex. C